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American Shared Hospital Services
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AMERICAN SHARED HOSPITAL SERVICES
Two Embarcadero Center, Suite 410
San Francisco, California 94111

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS
To be held on June 21, 2019
TO THE SHAREHOLDERS OF AMERICAN SHARED HOSPITAL SERVICES:
NOTICE IS HEREBY GIVEN that, pursuant to a call of the Board of the Directors (the “Board”), the 2019 Annual Meeting of Shareholders (the “Meeting”) of American Shared Hospital Services, a California corporation (the “Company”), will be held at the Hyatt Regency San Francisco, Five Embarcadero Center, San Francisco, CA 94111 at 9:00 a.m. Pacific Daylight Time on Friday, June 21, 2019 to consider and to act upon the following matters, all as set forth in the Proxy Statement.
1.
ELECTION OF DIRECTORS. To elect the following six nominees to the Board to serve until the next annual meeting of shareholders and until their successors have been elected and qualified:

Ernest A. Bates, M.D. David A. Larson, M.D., PhD S. Mert Ozyurek	Daniel G. Kelly, Jr. Sandra A.J. Lawrence Raymond C. Stachowiak
2.
ADVISORY VOTE ON OUR EXECUTIVE COMPENSATION. To approve, on an advisory basis, the compensation of our named executive officers.

3.
ADVISORY VOTE ON THE FREQUENCY OF SHAREHOLDER VOTES ON EXECUTIVE COMPENSATION. To approve, on an advisory basis, whether the advisory shareholder vote to approve the compensation of our named executive officers should occur every year, once every two years or once every three years.

4.
AMENDMENT AND RESTATEMENT OF THE INCENTIVE COMPENSATION PLAN. To approve the amendment and restatement of the Company’s Incentive Compensation Plan.

5.
RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. To ratify the appointment of Moss Adams LLP as the Company’s Independent Registered Public Accounting Firm for the year ending December 31, 2019.

6.
OTHER BUSINESS. To transact such other business and to consider and take action upon any and all matters that may properly come before the Meeting and any and all adjournments thereof.

The Board knows of no matters, other than those set forth in paragraphs (1), (2), (3), (4) and (5) above, that will be presented for consideration at the Meeting.
The Board has fixed the close of business on April 24, 2019 as the Record Date for the determination of shareholders entitled to vote at the Meeting.
WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE DATE, SIGN AND MAIL THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED AS PROMPTLY AS POSSIBLE. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON, IF YOU ATTEND THE MEETING. IN ORDER TO FACILITATE THE PROVISION OF ADEQUATE ACCOMMODATIONS, PLEASE INDICATE ON THE PROXY WHETHER YOU PLAN TO ATTEND THE MEETING IN PERSON.

It is anticipated that the Proxy Statement and the form of proxy will first be sent to shareholders on or about May 10, 2019.
By Order of the Board

Willie R. Barnes
Corporate Secretary
Dated: April 30, 2019
San Francisco, California
Important Notice Regarding the Availability of Proxy Materials for Shareholder Meeting to Be Held on Friday, June 21, 2019 at 9:00 a.m. Pacific Daylight Time
The Proxy Statement, Proxy Card and Annual Report on Form 10-K
are available at www.ashs.com.

AMERICAN SHARED HOSPITAL SERVICES
Two Embarcadero Center, Suite 410
San Francisco, California 94111

PROXY STATEMENT
2019 ANNUAL MEETING OF SHAREHOLDERS
June 21, 2019

INTRODUCTION
This Proxy Statement is being furnished to shareholders of American Shared Hospital Services, a California corporation (the “Company”), in connection with the solicitation of proxies by the Company’s Board of Directors (the “Board”) for use at the 2019 Annual Meeting of Shareholders scheduled to be held at the Hyatt Regency San Francisco, Five Embarcadero Center, San Francisco, CA 94111 at 9:00 a.m. Pacific Daylight Time on Friday, June 21, 2019 and at any adjournments or postponement thereof  (the “Meeting” or “Annual Meeting”). It is anticipated that this Proxy Statement and the proxy will first be sent to shareholders on or about May 10, 2019.
The matters to be considered and voted upon at the Meeting will be:
1.
To elect six nominees to the Board to serve until the next annual meeting of shareholders and until their successors have been elected and qualified.

2.
To approve, on an advisory basis, the compensation of our named executive officers.

3.
To approve, on an advisory basis, whether the advisory shareholder vote to approve the compensation of our named executive officers should occur every year, once every two years or once every three years.

4.
To approve the amendment and restatement of the Company’s Incentive Compensation Plan.

5.
To ratify the appointment of Moss Adams LLP as the Company’s Independent Registered Public Accounting Firm for the year ending December 31, 2019.

6.
To transact such other business as may properly be brought before the Meeting and any and all adjournments thereof.

Only shareholders of record at the close of business on April 24, 2019 (the “Record Date”) are entitled to notice of and to vote at the Meeting.
Revocability of Proxies
A proxy for use at the Meeting is enclosed. Any shareholder who executes and delivers such proxy may revoke it at any time prior to the final vote at the Meeting by filing with our Corporate Secretary either written instructions revoking such proxy or a duly executed proxy bearing a later date. Written notice of the death of the person executing a proxy, before the vote is counted, is tantamount to revocation of such proxy. A proxy may also be revoked by attending the Meeting and voting in person.
Solicitation of Proxies
This proxy solicitation is being made by the Board of the Company. The expense of the solicitation will be paid by the Company. To the extent necessary to assure sufficient representation at the Meeting, proxies may be solicited by any appropriate means by directors, officers and employees of the Company for shares of the Company’s common stock (the “Common Shares”),. The Company will request that banks, brokers and other fiduciaries solicit their customers who beneficially own the Common Shares listed of record in names of nominees and, although there is no formal arrangement to do so, the Company will reimburse such persons for the reasonable expenses of such solicitation. In addition, the Company may engage a third party such as a proxy solicitor in connection with the solicitation of proxies if the Board determines that this is advisable. The Company has engaged Laurel Hill Advisory to assist in the solicitation of proxies for the Meeting. The Company agreed to pay Laurel Hill Advisory a fee of approximately $4,000 for its proxy solicitation services.
Outstanding Securities
The Board has fixed April 24, 2019 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. At the close of business on the Record Date, there were 5,714,154 Common Shares issued and outstanding. The Common Shares are the only class of securities entitled to vote at the Meeting.
Voting Procedures
Each holder of Common Shares will be entitled to one vote, in person or by proxy, for each share standing in its name on the books of the Company as of the Record Date for the Meeting on each of the matters duly presented for a vote at the Meeting, except as indicated below in connection with the election of directors.
In connection with the election of directors, shares are permitted to be voted cumulatively, if  (i) a shareholder present at the Meeting has given notice at the Meeting, prior to the voting, of such shareholder’s intention to vote its shares cumulatively and (ii) the names of the candidates for whom such shareholder desires to cumulate votes have been placed in nomination prior to the voting. If a shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Cumulative voting allows a shareholder to give one nominee as many votes as is equal to the number of directors to be elected multiplied by the number of shares owned by such shareholder or to distribute the same number of votes between two or more nominees. Discretionary authority to cumulate votes is hereby solicited by the Board.
In connection with the solicitation by the Board of proxies for use at the Meeting, the Board has designated Ernest A. Bates, M.D. and Craig K. Tagawa as proxies. Common Shares represented by properly executed proxies will be voted at the Meeting in accordance with the instructions specified thereon. If no instructions are specified, the Common Shares represented by any properly executed proxy will be voted FOR (1) the election of the six nominees for the Board named in the Proxy Statement, (2) the approval, on an advisory basis, of the Company’s executive compensation, (3)  “every year” as the frequency of the advisory shareholder vote on executive compenstion, (4) the approval of the amendment and restatement of the Company’s Incentive Compensation Plan, and (5) the ratification of the appointment of Moss Adams LLP as the Company’s Independent Registered Public Accounting Firm.
The Board is not aware of any matters that will come before the Meeting other than as described above. However, if such matters are presented, the named proxies will, in the absence of instructions to the contrary, vote such proxies in accordance with the judgment of such named proxies with respect to any such other matter properly coming before the Meeting.
All outstanding shares of the Company’s common stock represented by properly executed and unrevoked proxies received in time for the Meeting will be voted. A shareholder has the following voting options for the four proposals discussed herein:
1.
A shareholder may, with respect to the election of directors, (i) vote for the election of all six director nominees named herein as directors, (ii) withhold authority to vote for all such director nominees or (iii) vote for the election of all such director nominees other than any nominee(s) with respect to whom the shareholder withholds authority to vote by so indicating in the appropriate space on the proxy. Withholding authority to vote for a director nominee will not prevent such director nominee from being elected.

2.
A shareholder may, with respect to the advisory vote on executive compensation, (i) vote for, or approve on an advisory basis, the compensation of our named executive officers, (ii) vote against, or disapprove on an advisory basis, the compensation of our named executive officers, or (iii) abstain.

3.
A shareholder may, with respect to the advisory vote on the frequency of shareholder advisory vote on executive compensation, vote for (i) every year; (ii) every two years; or (iii) every three years, as the frequency; or (iv) abstain.

4.
A shareholder may, with respect to the amendment and restatement of the Company’s Incentive Compensation Plan, (i) vote for the amendment and restatement, (ii) vote against the amendment and restatement, or (iii) abstain.

5.
A shareholder may, with respect to the proposal to ratify the appointment of Moss Adam LLP as the Company’s Independent Registered Public Accounting Firm, (i) vote for the ratification, (ii) vote against the ratification, or (iii) abstain.

A proxy submitted by a shareholder may indicate that all or a portion of the shares represented by such proxy are not being voted by such shareholder with respect to a particular matter. This could occur, for example, when a broker is not permitted to vote Common Shares held in street name on certain matters in the absence of instructions from the beneficial owner of the Common Shares. The shares subject to any such proxy which are not being voted with respect to a particular matter (the “non-voted shares”) will be considered shares not present and entitled to vote on such matter, although such shares may be considered present and entitled to vote for other purposes and will count for purposes of determining the presence of a quorum. Abstentions are included in the determination of the number of shares represented at the Meeting for purposes of determining whether a quorum is present.
The rules of the New York Stock Exchange (“NYSE”) determine whether proposals presented at shareholder meetings are routine or non-routine. If a proposal is routine, a broker or other entity holding shares for a beneficial owner in street name may vote for the proposal without receiving voting instructions from the beneficial owner under certain circumstances. If a proposal is non-routine, the broker or other entity may vote on the proposal only if the beneficial owner has provided voting instructions. A “broker non-vote” occurs when the broker or other entity is unable to vote on a proposal because the proposal is non-routine and the beneficial owner does not provide any voting instructions.
Under the NYSE rules, the election of directors in an uncontested election (Proposal 1), the advisory vote on the compensation of our named executive officers (Proposal 2), the advisory vote on the frequency of advisory shareholder vote on executive compensation (Proposal 3) and the amendment and restatement of the Company’s Incentive Compensation Plan (Proposal 4) are non-routine items. This means that brokers who do not receive voting instructions from their clients as to how to vote their clients’ shares for these proposals cannot exercise their discretionary authority to vote these clients’ shares for these proposals, in which case a broker non-vote will occur. Therefore, it is important that you instruct your broker as to how you wish to have your shares voted on these proposals, even if you wish to vote as recommended by the Board. The approval of the ratification of appointment of Independent Registered Accounting Firm (Proposal 5) is considered a “routine” matter under NYSE rules and therefore we do not expect broker non-vote will occur.
Votes Required to Approve Each Proposal
A majority of the Common Shares entitled to vote on the Record Date must be represented in person or by proxy at the Meeting in order to constitute a quorum for the transaction of business.
Proposal 1:   In the election of directors, the six nominees receiving the highest number of votes will be elected directors of the Company.
Proposal 2:   The compensation of our named executive officers will be approved, on an advisory basis, by the affirmative vote of majority of the shares represented and voting (which shares voting affirmatively also constitute at least a majority of the required quorum). The outcome of the advisory vote on our executive compensation will not be binding on the Board. However, the Board, in the exercise of its fiduciary duties, will consider the outcome of the advisory votes in determining how to proceed following such votes.
Proposal 3:   A particular frequency for conducting the advisory shareholder vote on executive compensation will be deemed to have been approved by the affirmative vote of majority of the shares represented and voting (which shares voting affirmatively also constitute at least a majority of the required quorum). However, whether or not a particular frequency receives majority approval in accordance with the foregoing standards, the Board will have sole discretion to determine the actual frequency at which the required advisory shareholder vote on executive compensation will be conducted, because the shareholder vote on such frequency is only an advisory vote and is non-binding. The Board will consider the outcome of the advisory votes, including the number of votes received for each frequency, in determining the actual frequency to be adopted, and such determination will be disclosed in a Form 8-K to be filed in accordance with the rules of the Securities and Exchange Commission (the “SEC”).
Proposal 4:   The approval of the proposal to amend and restate the Company’s Incentive Compensation Plan requires the affirmative vote of majority of the shares represented and voting (which shares voting affirmatively also constitute at least a majority of the required quorum).
Proposal 5:   The approval of the proposal to ratify the appointment of Moss Adams LLP as the Company’s Independent Registered Public Accounting Firm requires the affirmative vote of majority of the shares represented and voting (which shares voting affirmatively also constitute at least a majority of the required quorum).
Provided that the quorum requirement is satisfied, (i) broker non-votes will have no effect on the outcome of the election of directors, (ii) abstentions and broker non-votes will have no effect on determining whether the affirmative vote constitutes a majority of the shares represented and voting for Proposals 2, 3, 4 and 5. However, approval of these proposals also require the affirmative vote of a majority of the shares necessary to constitute a quorum, and therefore abstentions and broker non-votes could prevent the approval of these proposals because they do not count as affirmative votes., provided that no broker non-votes are expected for Proposal 5 on the ratification of the appointment of the Company’s Independent Registered Public Accounting Firm.
The Board has appointed Jacqueline Kretzu of American Stock Transfer & Trust Company, the registrar and transfer agent for the Common Shares, or her designee, as the Inspector of Elections for the Meeting. The Inspector of Elections will determine the number of Common Shares represented in person or by proxy at the Meeting, whether a quorum exists, and the authenticity, validity and effect of proxies and will receive and count the votes. The election of directors will not be by ballot unless a shareholder demands election by ballot at the Meeting before the voting begins.

PROPOSAL NO. 1

ELECTION OF DIRECTORS
The Board of Directors
The Company’s current Amended and Restated Bylaws provide that there shall be no less than five nor more than nine directors. The number of directors currently is fixed at eight. Each of the directors, except for John F. Ruffle and Stanley S. Trotman, Jr., is standing for re-election. Concurrently, with the Annual Meeting, the Board will reduce its size from eight to six directors. There are currently no vacancies on the Board.
Board Leadership Structure
For many years our founder, Ernest A. Bates, M.D., has served as both Chairman and Chief Executive Officer of the Company. The Board believes that Dr. Bates’ intimate knowledge of the Company’s business and customers, and his significant ownership of our Common Shares, closely align him with the interests of all of our constituencies and position him well to lead the Board, which in turn determines the Company’s overall direction. Since the Chairman and Chief Executive Officer positions are held by the same person, the Board has elected an independent, non-management director as Lead Director to coordinate the activities of the other non-management directors and preside at their meetings. Mr. Ruffle currently serves as Lead Director. The Board intends to appoint a new Lead Director immediately following the Annual Meeting.
Board’s Role in Risk Oversight
Management, which is responsible for day-to-day risk management, continually monitors the material risks facing the Company, including strategic risks, operational risks, financial risks and legal and compliance risks. The Board is responsible for exercising oversight of management’s identification and management of, and planning for, those risks. The Board has delegated to certain committees oversight responsibility for those risks that are directly related to their area of focus. The responsibilities of the Board’s committees, and the areas of risk that they monitor, are described in detail in their charters. In summary, the Audit Committee oversees the preparation of the Company’s financial statements and the hiring and work of its independent auditors to mitigate the risk of non-compliance with the regulations of the SEC governing financial reporting. The Compensation Committee oversees the structure of the Company’s executive compensation program and has concluded that the program does not create a material risk that individuals will take excessive risks in order to impact their compensation. The Nominating and Corporate Governance Committee oversees Board organization, membership and structure, director and officer succession planning and corporate governance to promote compliance with the requirements of securities regulators and stock exchanges. While management has the primary responsibility for identifying, assessing and managing risk, the ability of the Board to oversee management in this area is enhanced by the active participation of Dr. Bates as Chairman.
Nominees for Directors
The Board is proposing the persons named below for election to the Board. Each of the persons identified below will be nominated for election to serve until the next annual meeting of shareholders and until his or her successor shall be elected and have qualified. Votes will be cast pursuant to the enclosed proxy in such a way as to effect the election of each of the persons named below or as many of them as possible under applicable voting rules. If a nominee is unable or unwilling to accept nomination for election as a director, it is intended that the proxy holders will vote for the election of such substitute nominee, if any, as shall be designated by the Board. Each of the nominees named below has notified the Board that, if elected, he or she will agree to serve as a director.
Set forth below is certain information regarding each of the nominees.
ERNEST A. BATES, M.D., founder of the Company, has served as Chairman of the Board and Chief Executive Officer since the incorporation of the Company. He is a member of several professional medical societies including several in his specialty. He is an Emeritus member of the Board of Trustees at

Johns Hopkins University and the University of Rochester. Dr. Bates is a member of the Board of Overseers at UCSF School of Nursing and a former member of the Board of Trustees at UCSF Foundation and the California Higher Education Business Forum. In 1997, Dr. Bates was appointed by the Senate to serve as a member of the California High-Speed Rail Authority. Appointed by the Governor, Dr. Bates served as a member of the Board of Governors of California Community Colleges, the District 4 Medical Quality Review Committee, and the Professional Advisory Committee at the University of California Medical Centers where he was appointed by the Speaker of the Assembly. Dr. Bates previously served on the Magistrate Judge Merit Selection Panel. In 2000, Dr. Bates received the prestigious Kjakan Award for his contribution to the spirit of entrepreneurial capitalism. Dr. Bates founded American Shared Hospital Services in 1977. Dr. Bates received his BA from Johns Hopkins University in 1958 and his MD degree from the University of Rochester School of Medicine in 1962. Dr. Bates completed a surgery internship at the Albert Einstein College of Medicine, Bronx Municipal Hospital Center in 1962. He has written chapters in the publication Textbook on Experimental Brain Tumors and Black Related Diseases. Dr. Bates completed his Neurosurgery residence at the University of California Medical Center, San Francisco in 1971. Dr. Bates is the father of Ernest R. Bates, the Company’s Vice President of Sales and Business Development. Dr. Bates is 82 years old.
DANIEL G. KELLY, JR., was elected to the Board in 2016. Mr. Kelly was a partner of Davis Polk & Wardwell LLP, an international law firm, from 1999 to 2015, co-founding its Silicon Valley office in 1999. During his time at Davis Polk, Mr. Kelly had an extensive corporate practice representing companies, private equity funds and financial institutions in a broad array of complex transactions, and also acted as a senior advisor to boards and special committees on numerous sensitive matters. Prior to joining Davis Polk, Mr. Kelly was a senior officer of a major investment banking firm, the chief legal officer of an NYSE-listed corporation and a partner involved in management of two other law firms. Mr. Kelly is a Trustee of Choate Rosemary Hall and is on the Board of Directors of Equality Now, a global organization dedicated to creating a world in which women and girls have the same legal rights as men and boys. Mr. Kelly received his B.A. in History from Yale University and his J.D. from Columbia University School of Law. Mr. Kelly is a member of the Board of Directors of Ares Capital Corporation, a specialty finance company listed on the Nasdaq Global Select Market. Mr. Kelly is 67 years old.
DAVID A. LARSON, M.D., PhD, FACR, FASTRO, was elected to the Board in 2011. He is professor emeritus of Radiation Oncology at the University of California, San Francisco. Dr. Larson is also currently employed as a radiation oncology physician at the Washington Hospital Healthcare System Gamma Knife Program. He is an internationally recognized authority on brain tumors and on central nervous system and body radiosurgery, intensity modified radiotherapy, and highly conformal radiotherapy. He holds a PhD in High Energy Physics from the University of Chicago and an MD from the University of Miami School of Medicine. He completed his medical internship at the University of California, San Francisco and his radiation oncology residency training at Harvard Medical School, where he also served as attending physician and instructor. Dr. Larson has been a member of the UCSF academic faculty since 1986, leading to joint professorial appointments in the Departments of Radiation Oncology and Neurosurgery. He has authored more than 200 scientific papers, reviews, and book chapters. He was elected by his peers to the presidency of numerous professional societies, including the American Society for Therapeutic Radiology and Oncology (ASTRO), the Northern California Radiation Oncology Society (NCROS), and the International Stereotactic Radiosurgery Society (ISRS). He is a Fellow in the American College of Radiation Oncology (FACRO), the American College of Radiology (FACR), and the American Society for Radiology Oncology (FASTRO). He has been recognized as one of America’s top doctors every year since 1991. Dr. Larson is 78 years old.
SANDRA A.J. LAWRENCE, was appointed to the Board in 2017. She was the Chief Administrative Officer and Executive Vice President of Children’s Mercy Hospitals and Clinics in Kansas City, Missouri from 2016 to 2019 and from 2005 to 2016 served as its Chief Financial Officer and Executive Vice President. Prior to her joining Children’s Mercy, Sandra served as CFO and SVP of Midwest Research Institute (MRI), VP of Administration for Gateway, Director of MRI’s Statistics and Economics Center for Regional Development, and President of Stern Brothers Investment Bank. Ms. Lawrence served on the board of directors of Westar Energy, Inc., an electric utility company, from 2004 – 2018 and now serves on the board of its merged, successor company, Evergy (NYSE: EVRG). Her current civic commitments include serving as Chair of the board of the National Association of Corporate Directors — Heartland

Chapter and on the boards of the Hall Family Foundation, the Nelson-Atkins Museum of Art, and as Chair of Women Corporate Directors, Ms. Lawrence received her MBA from Harvard Business School, concentrating in the areas of finance and real estate, a Master’s of Architecture from the Massachusetts Institute of Technology, specializing in civil engineering and urban design, and an A.B. from Vassar College with a major in psychology and an emphasis in statistics. Ms. Lawrence is 61 years old.
SAIM MERT OZYUREK was elected to the Board in 2011. He is currently the president of Ozyurek A.S., a healthcare company in Turkey, and EKA, LLC, in the United States. After completing military service, he joined Ozyurek A.S., the family business as a sales manager for nine years before being appointed as the vice president. Mr. Ozyurek is an entrepreneur and an angel investor, and also a member partner in EWRS, LLC, the subsidiary that the Company developed for its operations in Turkey. He received a B.A. degree in Mining Engineering at Middle East Technical University in Ankara, Turkey. Mr. Ozyurek is 45 years old.
RAYMOND C. STACHOWIAK joined the Board in 2009. He founded Shared Imaging, LLC, a preferred independent provider of CT, MRI and PET/CT equipment and services, in 1994 with the purchase of the assets of Shared Imaging Partners, L.P. He served as president and CEO of Shared Imaging since its inception until March 2013. In 2008, he sold 50% of his interest in Shared Imaging to Lubar Equity Fund and remains its founder and 50% owner. He is the sole owner of RCS Investments, Inc. and manager of Stachowiak Equity Fund, both of which are private equity funds. He is also a director for Nano Gas Technologies, Inc. He received his undergraduate degree in Business from Indiana University in 1979 and received an MBA from Indiana University in 1985. Mr. Stachowiak previously obtained CPA (Certified Public Accountant), CPIM (Certification in Production and Inventory Management) and CIA (Certified Internal Auditor) certifications. Mr. Stachowiak is 61 years old.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED ABOVE.
PROPERLY EXECUTED PROXIES RETURNED TO THE COMPANY WILL BE VOTED “FOR” THE NOMINEES NAMED ABOVE UNLESS OTHERWISE INSTRUCTED.
Meetings of the Board
The Board of the Company held four regular meetings during 2018. Each director attended at least 75% of the aggregate number of meetings of both the Board and of the Committees of the Board on which such director served during the year.
Shareholders may communicate with the Board by writing to: Two Embarcadero Center, Suite 410, San Francisco, CA 94111-4107, Attention: Ernest A. Bates, M.D. We encourage directors to attend our annual meeting and all directors attended the 2018 annual meeting of shareholders in person. All shareholder communications to directors are forwarded to them.
Committees of the Board and Director Independence
The Company has standing Compensation, Nominating and Corporate Governance and Audit Committees, each of which is described below. The Company is in compliance with The NYSE American Stock Exchange (“NYSE American”) enhanced board and board committee independence requirements. Mr. Kelly, Dr. Larson, Ms. Lawrence, Mr. Ruffle, Mr. Stachowiak and Mr. Trotman are considered independent directors under the NYSE American rules and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act Rules”). Furthermore, members of each of the standing committees described above satisfy the independence requirements under applicable Exchange Act Rules and NYSE American rules. The only directors who are not independent under NYSE American rules and the Exchange Act rule are Dr. Bates, who is the Company’s Chief Executive Officer, and Mr. Ozyurek, who is not independent because during the most recent three years he served as an owner in an organization that has a business association with a subsidiary of the Company. See “Certain Relationships and Related Party Transactions — Related Party Transactions.” Each of the Audit, Compensation and Nominating and Corporate Governance Committees has adopted a formal written charter. These, as well as our Code of Business Conduct and Ethics and our Corporate Governance Guidelines, are available on our website at www.ashs.com. You may also request a copy of these documents free of charge by writing our Corporate

Secretary. We intend to post on our website any amendments to our Code of Business Conduct and Ethics, as well as any waivers for directors or executive officers (including our chief accounting officer and controller and anyone else performing similar functions) within four (4) business days after the date of any amendment or waiver. The information on our website is not part of this proxy statement. The Company’s independent directors meet at least annually without management and the non-independent directors, as required by the NYSE American rules. The Lead Director presides at such meetings.
The Compensation Committee’s functions are to (i) establish compensation arrangements and incentive goals for executive officers, (ii) administer compensation plans, (iii) evaluate the performance of executive officers and award incentive compensation, (iv) adjust compensation arrangements as appropriate based upon performance, and (v) review and monitor management development and succession plans and activities. The Compensation Committee met twice in 2018. The Compensation Committee meets on an as needed basis. The Compensation Committee during 2018 consisted of Mr. Kelly, Dr. Larson, Ms. Sandra Lawrence, Mr. Ruffle and Mr. Trotman. Mr. Kelly is Chair of the Compensation Committee.
The Compensation Committee is authorized to delegate its authority to a subcommittee when appropriate. It is authorized to hire independent compensation consultants and other professionals to assist in the design, formulation, analysis and implementation of compensation programs for the Company’s executive officers and other key employees. In 2018, the Compensation Committee did not retain an outside compensation consult to provide analysis, advice and guidance on executive compensation matters. In determining or recommending the amount or form of executive officer compensation, the Compensation Committee takes into account the recommendations of its compensation consultant, as well as information received from the Company’s Chief Executive Officer. In doing so, the Compensation Committee customarily considers the comparative relationship of the recommended compensation to the compensation paid by other similarly situated companies, individual performance, tenure, internal comparability and the achievement of certain other operational and qualitative goals identified in the Company’s strategic plan.
The purpose of the Nominating and Corporate Governance Committee is to recommend candidates for election to the Board. The Nominating and Corporate Governance Committee met once during 2018. In 2019, the Nominating and Corporate Governance Committee recommended the nominations of Dr. Bates, Mr. Kelly, Dr. Larson, Ms. Lawrence, Mr. Ozyurek, and Mr. Stachowiak for election to the Board. Mr. Ruffle and Mr. Trotman chose not to stand for re-election. During 2018, Mr. Kelly, Dr. Larson, Mr. Ruffle, Mr. Stachowiak and Mr. Trotman served on the Nominating and Corporate Governance Committee. Mr. Trotman is Chair of the Nominating and Corporate Governance Committee. The Board intends to appoint a new Chair of the Nominating and Corporate Governance Committee immediately following the Annual Meeting.
The purpose of the Audit Committee is to review the financial reporting and internal controls of the Company, to appoint the independent auditors, and to review the reports of such auditors. The Audit Committee during 2018 consisted of Mr. Kelly, Mr. Ruffle, Mr. Stachowiak, Ms. Lawrence, and Mr. Trotman. Mr. Ruffle is Chair of the Audit Committee. During fiscal 2018 the Audit Committee held five meetings. For further information concerning the Audit Committee, refer to the “Audit Committee Report.” Mr. Ruffle is a “financial expert” and meets the applicable independence requirements of the NYSE American and Rule 10A-3 under the Securities Exchange Act. The Board intends to appoint a new Chair of the Audit Committee immediately following the Annual Meeting and identify a member of the Audit Committee who meets the “financial expert” standards under applicable laws.
Identifying and Evaluating Director Nominees
The Nominating and Corporate Governance Committee uses various methods to identify director nominees. The Nominating and Corporate Governance Committee assesses the appropriate size and composition of the Board and the particular needs of the Board based on whether any vacancies are expected due to retirement or otherwise. Candidates may come to the attention of the Nominating and Corporate Governance Committee through current board members, shareholders, or other sources. All candidates are evaluated based on a review of the individual’s qualifications, skills, independence and expertise.
To be eligible for consideration for the Board, any proposed candidate must be ethical, have proven judgment and experience, have professional skills and experience in dealing with complex problems that would be complementary to the needs of the Company, have demonstrated the ability to act independently, be willing to represent the interests of all shareholders and not just those of a particular interest, and be willing and able to devote sufficient time to fulfill the needs of a director of the Company.
The Nominating and Corporate Governance Committee will consider director candidates submitted by shareholders to: Two Embarcadero Center, Suite 410, San Francisco, CA 94111-4107, Attention: Nominating and Corporate Governance Committee. Such recommendations should be accompanied by (i) evidence of the shareholder’s stock ownership over the last year, (ii) a statement that the shareholder is not a competitor of the Company, (iii) a resume and contact information for the director candidate, as well as a description of the candidate’s qualifications and (iv) a statement as to whether the candidate has expressed interest in serving as a director. The Nominating and Corporate Governance Committee follows the same process and uses the same criteria for evaluating candidates proposed by shareholders as it does for candidates proposed by other parties. The Nominating and Corporate Governance Committee will consider such candidacy and will advise the recommending shareholder of its final decision. A shareholder who wishes to nominate a person for director must provide the nomination in writing to our Corporate Secretary at the Company’s principal offices pursuant to the notice provisions in the Bylaws. Such notice must be received not less than 60 nor more than 90 days prior to the annual meeting or, if less than 70 days’ notice of the date of such meeting has been given, then within 10 business days following the earlier of the first public disclosure of the meeting date or the mailing of the Company’s notice. Any such notice must contain information regarding the nominee and the proponent. Details concerning the nature of such information are available without charge from the Company.
Based on the process described above, the Nominating and Corporate Governance Committee recommended and the Board determined to nominate each of the incumbent directors for re-election at the Meeting. The Nominating and Corporate Governance Committee and the Board concluded that each of the incumbent directors should be nominated for re-election based on the experience, qualifications, attributes and skills identified in the biographical information contained in the “Nominees” section under “Proposal No. 1: Election of Directors.” The Nominating and Corporate Governance Committee and the Board assessed several factors while considering the Company’s longstanding history of providing Gamma Knife and other medical services to hospitals and medical centers in the United States, and its anticipated growth in providing similar services internationally, as well as providing proton beam radiation therapy services in the United States. In particular, the Nominating and Corporate Governance Committee and the Board considered the following specific experiences, qualifications, attributes, skills and other factors:
•
The nominees all have extensive experience in leading and guiding business and professional organizations as both executive leaders and board members.

•
The nominees’ experiences reflect a range of occupations and industries, which helps to provide diverse viewpoints to help guide the Company. This specifically includes financial services (Mr. Kelly, Ms. Lawrence, and Mr. Ozyurek), healthcare (Dr. Bates, Dr. Larson, Ms. Lawrence, Mr. Ozyurek, and Mr. Stachowiak), government and public policy (Dr. Bates, Mr. Kelly, Dr. Larson and Ms. Lawrence), international policy and development (Dr. Bates, Mr. Kelly and Mr. Ozyurek), and business development (Dr. Bates, Mr. Kelly, Ms. Lawrence, Mr. Ozyurek and Mr. Stachowiak).

•
The nominees have significant and substantive expertise in several areas that are applicable to the Board and its committees, including finance (Dr. Bates, Mr. Kelly, Ms. Lawrence Mr. Ozyurek, and Mr. Stachowiak), public company accounting and financial reporting (Mr. Kelly and Mr. Stachowiak), strategic planning (all of the nominees), operations management (all of the nominees) and corporate governance (all of the nominees).

•
The Board particularly believes that Dr. Bates’ vast experience in the medical community both as a neurosurgeon, as an entrepreneur, and as founder, President and CEO of the Company, brings unparalleled expertise to the board in a variety of areas.

Director Compensation for Fiscal 2018
The following table sets forth information regarding the compensation earned by or awarded to each non-employee director during the 2018 Fiscal Year.
Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)(3)	Option Awards(4)(5)	Total
Daniel G. Kelly, Jr.	$20,000	$1,340	$2,907	$24,247
David A. Larson, M.D., PhD	$20,000	$1,340	$2,907	$24,247
Sandra A.J. Lawrence	$20,000	$1,340	$2,907	$24,247
S. Mert Ozyurek	$20,000	$1,340	$2,907	$24,247
John F. Ruffle	$20,000	$1,340	$2,907	$24,247
Raymond C. Stachowiak	$20,000	$1,340	$2,907	$24,247
Stanley S. Trotman, Jr.	$20,000	$1,340	$2,907	$24,247

(1)
Consists of the annual retainer fees for service as members of the Company’s Board. Each non-employee director may choose to have the retainer paid in cash, or make an election to defer all or part of the retainer by converting it to a restricted stock unit award pursuant to the terms of the Company’s Deferral Election Program. Mr. Kelly, Dr. Larson, Ms. Lawrence, and Mr. Stachowiak made an election to defer their entire 2018 retainer by converting such fee into a restricted stock unit award under the Company’s Incentive Compensation Plan covering 7,844 shares of the Company’s common stock, respectively. For further information concerning such deferral election, see the section below entitled “Deferral Election Program for Non-Employee Board Members”.

(2)
The dollar amounts reflect the grant date fair value of the restricted stock unit awards covering 500 shares of the Company’s common stock granted to each non-employee director at the 2018 Annual Meeting under the Company’s Incentive Compensation Plan, computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of this amount are included in Note 8 to the Company’s audited financial statements for the fiscal year ended December 31, 2018 and included in the Company’s Annual Report on Form 10-K filed with the SEC on March 29, 2019. For further information concerning the restricted stock unit awards, see the section below entitled “Directors’ Equity Grants.”

(3)
As of December 31, 2018, the following non-employee directors each held restricted stock unit awards covering the following number of shares of the Company’s common stock: Mr. Kelly, 19,035; Dr. Larson, 58,898; Ms. Lawrence, 8,344; Mr. Ozyurek, 500; Mr. Ruffle, 47,326; Mr. Stachowiak 61,053 and Mr. Trotman, 36,744.

(4)
The dollar amounts reflect the grant date fair value of stock option awards granted to each non-employee director under the Company’s Incentive Compensation Plan, computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of this amount are included in Note 8 to the Company’s audited financial statements for the fiscal year ended December 31, 2018 and included in the Company’s Annual Report on Form 10-K filed with the SEC on March 29, 2019. Pursuant to the Automatic Grant Program in effect under the Company’s Incentive Compensation Plan, at the 2018 Annual Meeting, Mr. Kelly, Dr. Larson, Ms. Lawrence, Messrs. Ozyurek, Ruffle, Stachowiak and Trotman each received an option to purchase 2,000 shares of the Company’s common stock, with an exercise price per share of  $2.68. For further information concerning the stock option awards granted under the Company’s Incentive Compensation Plan, see the section below entitled “Directors’ Equity Grants.”

(5)
As of December 31, 2018, the following non-employee directors held options to purchase the indicated number of shares of the Company’s common stock granted under the Automatic Grant Program of the Company’s Incentive Compensation Plan: Mr. Kelly, 9,000 shares; Dr. Larson, 21,500 shares; Ms. Lawrence, 7,000 shares; Mr. Ozyurek, 21,500 shares; Mr. Ruffle, 21,500 shares; Mr. Stachowiak, 21,500 shares; and Mr. Trotman, 21,500 shares. For further information concerning the grant of options to non-employee directors, see the section below entitled “Directors’ Equity Grants.”

Directors’ Annual Retainer Fees
In 2018, each non-employee director earned an annual retainer of  $20,000, subject to pro-ration for directors who either join or leave the Board during the year. Each director may choose to have the retainer paid in equal quarterly cash installments, or elect to defer all or part of the retainer by converting it to a restricted stock unit award pursuant to the terms of the Company’s Deferral Election Program, described below. Non-employee directors are reimbursed for the expenses they incur to attend Board meetings. No payment is made for attendance at meetings by any director who is a full-time employee of the Company.
Deferral Election Program for Non-Employee Board Members
Through its Deferral Election Program, the Company provides each non-employee Board member with the opportunity to defer all or a portion of the annual retainer fee he earns for service on the Board and Board committees. Such program allows each non-employee Board member to elect to convert all or a portion of such fee into a restricted stock unit award under the Company’s Incentive Compensation Plan. For each continuing Board member the deferral election must be filed on or before December 31 of the calendar year preceding the calendar year for which the annual retainer fee is earned. For each newly elected Board member, the deferral election must be filed within 30 days from the Board member’s commencement of Board service, and such election will apply to the portion of the retainer fee to be earned for the period of Board service measured from the first calendar quarter following the submission of the election to the Company.
For each continuing non-employee Board member, the number of restricted stock units to be issued as a result of the deferral election is determined by dividing the dollar amount subject to the non-employee director’s election by the closing market price of the Company’s common stock as of the first trading date in January of the calendar year in which the election is in effect. For each newly elected non-employee Board member, the number of restricted stock units to be issued as a result of the deferral election is determined by dividing the dollar amount subject to the non-employee director’s election by the closing market price of the Company’s common stock on the first trading date of the first calendar quarter following the submission of the election to the Company. The issuance of the shares of the Company’s common stock that vest under the award is deferred until the Board member’s cessation of Board service.
Mr. Kelly, Dr. Larson, Ms. Lawrence, and Mr. Stachowiak made an election to defer their entire 2018 retainer by converting such fee into a restricted stock unit award under the Company’s Incentive Compensation Plan covering 7,844 shares of the Company’s common stock, respectively.
Directors’ Equity Grants
Under the Incentive Compensation Plan, each individual who first becomes a non-employee director will, at the time of his or her election to the Board, receive an option grant to purchase a specified number of shares of our common stock and a restricted stock unit award covering an additional number of shares of our common stock, provided that such individual has not previously been in the employ of the Company or any of its parents or subsidiaries. The specific number of shares subject to the initial award, if any, will be determined by the Compensation Committee of our Board, but will not exceed 10,000 shares for the option component or 3,000 shares for the restricted stock unit component. In addition, on the date of each annual meeting of shareholders, each individual who will continue to serve as a non-employee director will automatically be granted an option to purchase a specified number of shares of our common stock and a restricted stock unit award covering an additional number of shares of our common stock, provided such individual has served as a non-employee director for at least six months. The specific number of shares subject to the annual award, if any, will be determined by the Compensation Committee, but will not exceed 3,000 shares for the option component or 750 shares for the restricted stock unit component. There will be no limit on the number of such annual awards any one eligible non-employee director may receive over his or her period of continued service on the Board, and non-employee directors who have previously been in the Company’s employ will be eligible to receive one or more such annual awards over their period of service on the Board. Each initial stock option and restricted stock unit award will vest in four equal annual installments upon the individual’s completion of each year of service. Each annual stock option and restricted stock award will vest in one installment upon the individual’s completion of one year of board service.

On the day of the 2018 annual meeting of shareholders, Mr. Kelly, Dr. Larson, Ms. Lawrence, and Messrs. Ozyurek, Ruffle, Stachowiak and Trotman each received an option to purchase 2,000 shares of the Company’s common stock pursuant to the terms of the Automatic Grant Program. The exercise price of these awards was $2.68 per share for all Board members, the fair market value of the Company’s common stock on the option grant date. Mr. Kelly, Dr. Larson, Ms. Lawrence and Messrs. Ozyurek, Ruffle, Stachowiak and Trotman also received a grant of 500 restricted stock units vesting in one installment upon their completion of one year of Board service pursuant to the Automatic Grant Program.
On the day of the Meeting, upon re-election to the Board, non-employee Board members will each receive an option to purchase 2,000 shares of the Company’s common stock at an exercise price per share equal to the fair market value of the Company’s common stock on the date of the Meeting, and a grant of 500 restricted stock units pursuant to the terms of the Automatic Grant Program.

CERTAIN ADDITIONAL INFORMATION
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Shares as of April 5, 2019 of  (i) each person known to the Company to own beneficially 5% or more of the Common Shares, (ii) each nominee for director of the Company, (iii) each executive officer named in the Summary Compensation Table, and (iv) all directors and executive officers as a group. Except as otherwise indicated in the footnotes to the table or for Common Shares held in brokerage accounts, which may from time to time, together with other securities held in those accounts, serve as collateral for margin loans made from such accounts, none of the shares reported as beneficially owned are currently pledged as security for any outstanding loan or indebtedness.
	Common Shares Owned Beneficially
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(2)	Percent of Class(3)
Directors and Named Executive Officers(1)
Ernest A. Bates, M.D.(4) Chairman of the Board and Chief Executive Officer	712,205	12.2%
Daniel G. Kelly, Jr.(5)	28,676	0.5%
David A. Larson, M.D., PhD(6)	84,346	1.5%
Sandra A.J. Lawrence(7)	15,385	0.3%
S. Mert Ozyurek(8)	79,130	1.4%
John F. Ruffle(9)	569,246	9.9%
Raymond C. Stachowiak(10)	738,094	12.7%
Stanley S. Trotman, Jr.(11)	264,803	4.6%
Ernest R. Bates(12) Vice President of Sales and Business Development	105,743	1.8%
Craig K. Tagawa(13) Senior Vice President, Chief Operating and Financial Officer	133,532	2.3%
All Current Directors & Executive Officers as a Group (10 people)(14)	2,731,160	42.8%
5% or More Shareholders
None

(1)
The address of each director and named executive officer listed herein is c/o American Shared Hospital Services, Two Embarcadero Center, Suite 410, San Francisco, California 94111.

(2)
Each person directly or indirectly has sole voting and investment power with respect to the shares listed under this column as being owned by such person.

(3)
The percentages are calculated based on a total of 5,714,154 shares of common stock issued and outstanding as of April 5, 2019. Shares that any person or group of persons is entitled to acquire upon the exercise of options or warrants within 60 days after April 5, 2019 are treated as issued and outstanding for the purpose of computing the percent of the class owned by such person or group of persons but not for the purpose of computing the percent of the class owned by any other person.

(4)
Includes 120,000 common shares issuable upon exercise of stock options within 60 days of April 5, 2019.

(5)
Includes 27,576 common shares issuable upon exercise of stock options and vesting of restricted stock units within 60 days of April 5, 2019.

(6)
Includes 78,439 common shares issuable upon exercise of stock options and vesting of restricted stock units within 60 days of April 5, 2019.

(7)
Includes 14,885 common shares issuable upon vesting of restricted stock units within 60 days of April 5, 2019.

(8)
Includes 18,000 common shares issuable upon exercise of stock options within 60 days of April 5, 2019.

(9)
Includes 64,826 common shares issuable upon exercise of stock options and vesting of restricted stock units within 60 days of April 5, 2019.

(10)
Includes 80,594 common shares issuable upon exercise of stock options and vesting of restricted stock units within 60 days of April 5, 2019.

(11)
Includes 54,244 common shares issuable upon exercise of stock options and vesting of restricted stock units within 60 days of April 5, 2019.

(12)
Includes 90,000 common shares issuable upon exercise of stock options within 60 days of April 5, 2019.

(13)
Includes 120,000 common shares issuable upon exercise of stock options within 60 days of April 5, 2019.

(14)
Includes an aggregate of 668,564 common shares issuable upon exercise of stock options and vesting of restricted stock units within 60 days of April 5, 2019.

PROPOSAL NO. 2

ADVISORY VOTE ON THE COMPANY’S EXECUTIVE COMPENSATION
Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010 (“Dodd-Frank”), we are providing our shareholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our three senior executives (the “Named Executive Officers”) as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC. Shareholders are encouraged to read the “Compensation Discussion and Analysis” section of this proxy statement for a more detailed discussion of how our compensation programs further the Company’s objectives.
At this meeting, the shareholders will be asked to vote on the following resolution:
“RESOLVED, that the shareholders approve the compensation paid to the Company’s Named Executive Officers as disclosed pursuant to Item 402 of Regulation S-K in the Compensation Discussion and Analysis, compensation tables and related narratives and other materials in this Proxy Statement.”
Our Board and Compensation Committee urge shareholders to endorse the compensation program for our executive officers by voting FOR the above resolution. The Board is committed to excellence in governance and recognizes that executive compensation is an important matter for our shareholders. The Board and the Compensation Committee believe that the Company’s executive officer compensation program, as described in the Compensation Discussion and Analysis and other related sections of this proxy statement, is reasonable and effective in aligning the interests of the executive officers with both the short and long-term interests of the Company’s shareholders. We believe that our executive compensation program is designed to reward our Named Executive Officers for the achievement of short-term and long-term strategic and operational goals and the achievement of increased total shareholder value while at the same time avoiding the encouragement of unnecessary or excessive risk-taking. In particular, as described in detail in our “Compensation Discussion and Analysis” below, our program has the following features.
•
In 2016, the Compensation Committee retained Meridian Compensation Partners, LLC (“Meridian”) as an independent compensation consultant to advise the committee on the competitiveness of the executive compensation program.

•
In 2017, based on Meridian’s advice, the Board adopted a performance-based incentive plan that awarded restricted stock awards that vest solely on the basis of pre-determined, objective metrics over a performance period that began in 2017 and ends in 2020.

•
The Named Executive Officers own a significant number of shares and options to purchase shares of the Company’s common stock, and the directors and officers as a group own approximately 36% of the issued and outstanding shares (not including shares issuable upon exercise of stock options and vesting of restricted stock units within 60 days of April 5, 2019), which directly aligns their interests with that of the other shareholders.

•
None of the Named Executive Officers has an employment agreement or a severance agreement. However, the performance-based restricted stock awards granted to the Named Executive Officers in 2017 will vest on an accelerated basis in the event the officer’s employment terminates due to his death or permanent disability, or in the event of a change in control of the Company.

The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our Named Executive Officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC. This vote is advisory, which means that it is not binding on us, our Board or the Compensation Committee of our Board. However, the Compensation Committee and our Board value the views of our shareholders and expect to take into account the outcome of the vote when considering future compensation decisions for our Named Executive Officers.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ABOVE RESOLUTION TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.
PROPERLY EXECUTED PROXIES RETURNED TO THE COMPANY WILL BE VOTED “FOR” TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS UNLESS OTHERWISE INSTRUCTED.

PROPOSAL NO. 3

ADVISORY VOTE ON THE FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION
In addition to providing shareholders with the opportunity to cast an advisory vote on the compensation of our Named Executive Officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC, Dodd-Frank also requires that we provide our shareholders with the opportunity to vote, on a non-binding, advisory basis, on the frequency of which we should conduct an advisory vote on the compensation of our Named Executive Officers. By voting on this proposal, shareholders may indicate whether they would prefer an advisory vote on the compensation of our Named Executive Officers every year, every two years, or every three years.
Our Board and Compensation Committee continue to believe that the advisory vote on the compensation of our Named Executive Officers should be conducted every year, because we believe this frequency will enable our shareholders to vote, on an advisory basis, on the most recent executive compensation information that is presented in our proxy statement, leading to more meaningful and timely communication between the Company and our shareholders on the compensation of our Named Executive Officers. We believe that an advisory vote on the compensation of our Named Executive Officers every year will be the most effective timeframe for the Company to respond to shareholders’ feedback and provide the Company with sufficient time to engage with shareholders to understand and respond to the vote results.
Shareholders are not voting to approve or disapprove the Board’s recommendation. Instead, you may cast your vote on your preferred voting frequency by choosing any of the following four options with respect to this proposal: “every year,” “every two years,” “every three years,” or “abstain.”
This vote is advisory, which means that it is not binding on us, our Board or the Compensation Committee of our Board. Our Board and Compensation Committee may determine to hold votes on the compensation of our Named Executive Officers more or less frequently than the option approved by our shareholders (though no less frequently than once every three years). However, our Board and Compensation Committee value the views of our shareholders and expect to take into account the outcome of the vote when considering how frequently we submit to our shareholders a vote on the frequency of which we conduct an advisory vote on the compensation of our Named Executive Officers. In the future, we will conduct an advisory shareholder vote on how frequently we ask shareholders to approve on an advisory basis, the compensation of the Company’s Named Executive Officers at least once every six years as required by Dodd-Frank.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL on a non-binding advisory basis, of a frequency of  “EVERY YEAR” of advisory voteS on the compensation of our named executive officers.
PROPERLY EXECUTED PROXIES RETURNED TO THE COMPANY WILL BE VOTED “FOR” THE APPROVAL on a non-binding advisory basis, of a frequency of  “EVERY YEAR” of advisory voteS on the compensation of our named executive officers UNLESS OTHERWISE INSTRUCTED.

COMPENSATION OF EXECUTIVE OFFICERS
Compensation Discussion and Analysis
The purpose of this Compensation Discussion and Analysis is to inform our shareholders of the policies and objectives underlying the 2018 compensation programs for our three executive officers:
•
Dr. Ernest A. Bates, Chairman of our Board and our Chief Executive Officer;

•
Craig K. Tagawa, our Chief Financial Officer and Chief Operating Officer; and

•
Ernest R. Bates, our Vice President of Sales and Business Development.

The Compensation Committee of our Board administers the compensation program for our executive officers with the objective of providing a competitive compensation package. However, we also believe that the compensation paid to our executive officers should be substantially dependent on our financial performance and the value created for our shareholders. For this reason, as we explain in more detail below, the Compensation Committee has recently instituted a performance-based incentive plan whose rewards will be based entirely on the attainment of objective goals that the Board has determined to be critical to our financial success.
Highlights of Our 2018 Executive Compensation Practices
•
Independent Committee.   Our Compensation Committee is comprised solely of independent directors.

•
No Guaranteed Salary Increases or Bonuses.   None of our executive officers is guaranteed salary increases or bonuses for any year, and our Compensation Committee did not increase base salaries or grant bonuses to the Named Executive Officers for the 2018 year

•
Performance-Based Compensation.   We maintain a long-term incentive program pursuant to which restricted stock awards that are subject to pre-determined, objective performance goals were granted to each executive officer in 2017 and vest over a performance period beginning in 2017 and ending in 2020.

•
No Cash Severance Provisions.   None of our executive officers has an employment agreement or a severance agreement. However, the performance-based restricted stock awards awarded in 2017 will vest on an accelerated basis in the event the officer’s employment terminates due to his death or permanent disability, or in the event of a change in control of the Company.

•
Equity Ownership.   The executive officers own a significant number of shares of the Company’s common stock, and the directors and officers as a group own approximately 36% (not including shares issuable upon exercise of stock options and vesting of restricted stock units within 60 days of April 5, 2019) of the issued and outstanding shares, which directly aligns their interests with that of the other shareholders.

•
No Excise Tax Gross-ups.   Our executive officers do not receive tax “gross-ups” in connection with severance or change-in-control arrangements or otherwise.

•
Peer-Based Review.   Our Compensation Committee, assisted by Meridian Compensation Partners, LLC (“Meridian”) in 2016, has reviewed our executive compensation program against the competitive market using a group of similar companies as a reference.

•
No Pension Plans.   None of our executive officers participates in any pension arrangements, defined benefit retirement plans, or nonqualified deferred compensation plans. None of our executive officers has supplemental executive retirement benefits.

Compensation Philosophy for Executive Officers
We seek to provide compensation packages for our executive officers to achieve the following objectives:
•
attract, retain, motivate and engage executives with superior leadership and management capabilities,

•
provide an overall level of compensation to each executive officer which is externally competitive, internally equitable and performance-driven, and

•
ensure that total compensation earned by your executive officers is reflective of our financial performance and aligned with shareholders.

Elements of Compensation
In determining the appropriate level for each element of such compensation, the Compensation Committee subjectively reviews and evaluates the level of performance of the Company and the executive’s level of individual performance and potential to contribute to the Company’s future growth, and seeks to set compensation at a level that is both reasonable and equitable based on that assessment. We also take into account our shareholders’ opinions our on our executive compensation programs when determining whether to make any changes to our programs year over year.
Advisory Vote on Executive Compensation.   We conducted an advisory vote on executive compensation at our 2018 annual meeting of shareholders and will again conduct a vote in 2019. Approximately 88% of the votes cast on the advisory vote on executive compensation proposal at our 2018 annual meeting were in favor of our named executive officer compensation program as disclosed in the proxy statement. While this vote was not binding on the Company, our Board or our Compensation Committee believe that it is important for our shareholders to have an opportunity to vote on this proposal as a means to express their views regarding our executive compensation philosophy, our compensation policies and programs, and our decisions regarding executive compensation, all as disclosed in our Proxy statement. Based on the level of support at our 2018 annual meeting of shareholders, we determined that no changes to our compensation policies and programs were necessary in 2018.
Base Salary.   The Compensation Committee periodically reviews the base salary level of each executive officer. The base salary for the executive officers is determined on the basis of their level of responsibility, experience and individual performance. No base salary increases were made for executive officers in 2018.
Cash Incentive Compensation.   The Compensation Committee believes that the significant interests which the executive officers have in our common stock provide them with a substantial incentive to contribute to our financial success and the attainment of our financial goals. Therefore, the Compensation Committee has not implemented annual cash incentive compensation programs for them. From time to time, the Compensation Committee has awarded cash bonuses and commissions in recognition of their personal performance. For fiscal 2018, no cash bonuses or commissions were awarded by the Compensation Committee to the Company’s executive officers.
Equity Compensation.   Our Incentive Compensation Plan provides us with flexibility in designing equity incentives and granting different types of equity awards. We believe that equity incentives are necessary for us to remain competitive in the marketplace for executive talent and other key employees.
Despite the significance equity awards play in our compensation packages, the Company is concerned about the dilutive effect of equity awards on our shareholders; accordingly, the Company is committed to using equity incentive awards prudently and within reasonable limits. As a result of our measured approach to the use of equity incentive awards, as of April 5, 2019, of the 1,630,000 shares of our common stock authorized for award under our Incentive Compensation Plan, approximately 264,489 shares remained available for future award under the plan.
Executive Equity Grants.   In 2017, the Compensation Committee approved a new long-term incentive program as a result of the Compensation Committee’s review of our compensation practices, including a consideration of market data, the competitive nature of our program, and the form and structure for a potential incentive program. As part of its process, the Compensation Committee approved the use of a comparator group for purposes of reviewing the competitive nature of our compensation program, and engaged an independent compensation consultant, Meridian. As a result of its review, the Compensation Committee approved a long-term incentive program with the following primary objectives:
•
Motivate improved performance through performance-vesting requirements.

•
Create stronger alignment with shareholders through the use of a share-based vehicle.

•
Retain key executives while focusing them on objective goals established by the Board to drive earnings growth.

The Compensation Committee granted restricted stock awards to our executive officers effective in January 2017, which will vest only upon the attainment of objective, pre-determined performance goals over the performance period beginning in 2017 and ending in 2020.
The performance-based restricted stock will vest dependent on achievement of pre-determined, objective goals relating to sales, earnings per share and market capitalization. The Compensation Committee believed that this mixture of factors would be effective because it combines the following incentives: (i) focusing our executive officers’ efforts on revenue initiatives that we believe will lead to future growth of our company, (ii) relating a portion to earnings per share, which the Compensation Committee believed will be another component of future growth, and (iii) tying more directly to shareholder interests by having a portion tied to market capitalization. If any performance goal is not met by the end of March 2020, the associated portion of the award will be forfeited. Notwithstanding the foregoing, the performance-based restricted stock awards will vest on an accelerated basis in the event the officer’s employment terminates due to his death or permanent disability, or in the event of a change in control of the Company. The performance-based restricted stock goal related to earnings per share was attained in 2017 and Dr. Bates, Mr. Tagawa and Mr. Bates had 13,235, 11,765 and 7,353 restricted stock awards, respectively, vest, representing 20% of the total award. The remaining performance goals, which represent 80% of the award, had not yet been met as of December 31, 2018.
In connection with the compensation review conducted in 2016, the Compensation Committee determined that stock options were not as effective a tool to motivate superior performance as performance-based restricted stock tied to the achievement of metrics that the Board believed would drive growth and lead to improvements in the value of the Company’s common stock. Accordingly, no stock options were granted to the executive officers in 2018.
Timing of Equity Awards.   The Compensation Committee does not engage in any market timing of the equity awards made to the executive officers or other award recipients. There is no established practice of timing our awards in advance of the release of favorable financial results or adjusting the award date in connection with the release of unfavorable financial developments affecting our business. All stock option grants issued under our Incentive Compensation Plan have an exercise price per share no less than the fair market value per share on the grant date.
Health and Retirement Programs.   Our executive officers are eligible to participate in our 401(k) plan and our flexible benefit plan on the same basis as all other regular U.S. employees.
Executive Officer Perquisites and Other Programs.   It is not our practice to provide our executive officers with any meaningful perquisites. We have not implemented any pension arrangements, defined benefit retirement arrangements, non-qualified deferred compensation programs or any supplemental executive retirement plans for our executive officers.
Employment Agreements.   None of the executive officers has an employment or severance agreement. However, the performance-based restricted stock awards granted in 2017 will vest on an accelerated basis in the event the officer’s employment terminates due to his death or permanent disability, or in the event of a change in control of the Company.

Compensation Committee Processes
Role of Compensation Consultant
Pursuant to its charter, the Compensation Committee has the authority to retain the services of one or more external advisors, including compensation consultants, legal counsel, accounting, and other advisors, to assist it in performance of its duties and responsibilities. The Compensation Committee makes all determinations regarding the engagement, fees, and services of these external advisors, and any such external advisor reports directly to the Compensation Committee.
During 2016, the Compensation Committee engaged Meridian to assist it in connection with its review, analysis, and determinations with respect to the compensation of our executive officers. As part of its engagement, Meridian also assisted the Compensation Committee with the identification of a comparator group, and using this comparator group provided competitive market data and analysis relating to the compensation of our executive officers. Because the incentive plan designed with the assistance of Meridian covers the period from 2017 to 2020, and because there was no other adjustment to executive compensation in 2018, the Compensation Committee did not use Meridian or any other compensation consultant during 2018.
The Compensation Committee may replace its compensation consultant or hire additional advisors at any time. All decisions regarding the compensation of our executive officers, however, are made by the Compensation Committee.
Use of Competitive Compensation Data
We do not believe that it is appropriate to make compensation decisions, whether regarding base salaries or annual or long-term incentive compensation, upon any type of benchmarking to a peer or other representative group of companies. Instead, the Compensation Committee believes that information regarding the compensation practices at other companies are useful as a reference point for its compensation decisions.
Tax Considerations.   Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation paid to certain of their executive officers to the extent such compensation exceeds $1.0 million per covered officer in any year. Prior to the enactment of the Tax Cuts and Jobs Act of 2017 (the “TCJA”), this limitation applied only to compensation that is not considered to be performance-based under the terms of Code Section 162(m), and our Incentive Compensation Plan was structured with the objective of providing the Company with the opportunity to qualify one or more awards under the plan (including the performance-based restricted stock awards granted in 2017) as performance-based compensation for purposes of Code Section 162(m). The TCJA provides transition relief for certain contractual arrangements in place as of November 2, 2017. Regardless, we believe that in establishing the cash and equity incentive compensation programs for our executive officers, the potential deductibility of the compensation payable under those programs should be only one of a number of relevant factors taken into consideration, and not the sole governing factor. For that reason, we may deem it appropriate to provide one or more executive officers with the opportunity to earn incentive compensation that is not deductible.
In addition to our advisory vote on executive compensation, we are committed to ongoing engagement with our shareholders on executive compensation and corporate governance issues.

Summary Compensation Table
The following table provides certain summary information concerning the compensation earned for services rendered in all capacities to the Company and its subsidiaries for the years ended December 31, 2018 and December 31, 2017 by the Company’s Chief Executive Officer, Chief Operating and Financial Officer, and Vice President of Sales and Business Development. No other individuals who would have been includable in such table on the basis of total compensation for fiscal 2018 but for the fact that they were no longer serving as executive officers at the end of fiscal 2018 are required to be included. The listed individuals are herein referred to as the “named executive officers.”
Name and Principal Position	Year	Salary(1)	Bonus	Stock Awards(2)	Option Awards	All Other Compensation(3)	Total
Ernest A. Bates, M.D., Chairman of the Board and Chief Executive Officer	2018	$434,304	—	—	—	$17,592	$451,896
	2017	$434,304	—	$44,337	—	$20,890	$499,531
Craig K. Tagawa, Chief Operating Officer and Chief Financial Officer	2018	$325,000	—	—	—	$15,100	$340,100
	2017	$325,000	—	$39,413	—	$15,600	$380,013
Ernest R. Bates, Vice President of Sales and Business Development	2018	$250,000	—	—	—	$18,918	$268,918
	2017	$250,000	—	$24,633	—	$18,874	$293,507

(1)
Includes amounts deferred under the Company’s Retirement Plan for Employees of American Shared Hospital Services, a qualified plan under section 401(k) of the Internal Revenue Code.

(2)
The dollar amounts reflect the grant date fair value of the performance-based restricted stock awards granted to each named executive officer in January 2017, computed in accordance with FASB ASC Topic 718 based on the probable outcome of the performance conditions as of the grant date. Assumptions used in the calculation of this amount are included in Note 8 to the Company’s audited financial statements for the fiscal year ended December 31, 2018 and included in the Company’s Annual Report on Form 10-K filed with the SEC on March 29, 2019. The following are the values of the awards as of the grant date assuming attainment of the maximum level of performance: Earnest A. Bates $221,693, Craig K. Tagawa $197,060 and Ernest R. Bates $123,163.

(3)
The amounts shown under All Other Compensation include matching contributions under the Company’s 401(k) plan, automobile and parking allowance, and premiums paid by the Company for long term disability coverage.

Outstanding Equity Awards at Fiscal Year-End 2018
The following table provides information concerning outstanding equity awards held by the named executive officers as of December 31, 2018.
	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)(1)	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested (#)(2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares That Have Not Vested ($)(2)
Ernest A. Bates, M.D.	120,000	30,000	$3.100	12/29/19	52,942	$126,002
Craig K. Tagawa	120,000	30,000	$2.820	12/29/21	47,059	$112,000
Ernest R. Bates	90,000	22,500	$2.820	12/29/21	29,412	$70,001

(1)
The options vest in five equal annual installments over the five year period measured from their issue date, provided each employee continues to provide services to the Company through each applicable vesting date. None of the options authorized under these awards had been exercised as of December 31, 2018.

(2)
The performance-based restricted stock will vest dependent on achievement of pre-determined, objective goals relating to sales and market capitalization.

Payments Upon Termination or Change in Control
Under our Incentive Compensation Plan, in the event a change in control occurs, each outstanding equity award will automatically accelerate in full, unless that award is assumed or replaced by the successor corporation or otherwise continued in effect.
The plan administrator has the discretion to structure one or more equity awards under the Incentive Compensation Plan so that those equity awards will vest in full either immediately upon a change in control or in the event the individual’s service with us or the successor entity is terminated (actually or constructively) within a designated period following a change in control transaction, whether or not those equity awards are to be assumed or otherwise continued in effect or replaced with a cash retention program. The performance-based restricted stock awards granted to the named executive officers in January 2017 provide for accelerated vesting upon a change of control. If a change of control occurred on December 31, 2018, the following amounts with respect to the performance-based restricted stock awards would be earned and paid to our executive officers:
	Performance-Based Restricted Stock (#)	Performance-Based Restricted Stock Value as of December 31, 2018
Dr. Ernest A. Bates, Chairman and Chief Executive Officer	52,942	$126,002
Craig K. Tagawa, Chief Financial Officer and Chief Operating Officer	47,059	$112,000
Ernest R. Bates, Vice President of Sales and Business Development	29,412	$70,001
Shares Authorized for Issuance Under Equity Compensation Plans
The following table provides information as of December 31, 2018 with respect to shares of our common stock that may be issued under our existing equity compensation plan.
Plan Category	Number of shares to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of shares remaining available for future issuance
Equity compensation plans approved by security holders(1)	845,396(2)	$2.85(3)	316,412(4)
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	845,396		316,412

(1)
Consists of our Incentive Compensation Plan.

(2)
Includes 232,400 shares of our common stock subject to restricted stock unit awards that will entitle each holder to one share of our common stock for each such unit that vests over the holder’s period of continued service.

(3)
Calculated without taking into account 232,400 shares of common stock subject to outstanding restricted stock unit awards that will become issuable, as those units vest, without any cash consideration or other payment required for such shares.

(4)
Shares reserved for issuance under the Incentive Compensation Plan may be issued upon the exercise of stock options or stock appreciation rights, through direct stock issuances or pursuant to restricted stock units or other stock based awards that vest upon the attainment of prescribed performance milestones or the completion of designated service periods.

Section 16(a) Beneficial Ownership Reporting Compliance
Based solely upon a review of Section 16(a) reports filed under the Exchange Act and received by the Company on or after January 1, 2018, the Company believes that during fiscal 2018, directors, officers and 10% shareholders of the Company filed all required reports within the periods established by Section 16 of the Exchange Act.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Note and Warrant Purchase Agreement
On October 22, 2014, the Company entered into a Note and Warrant Purchase Agreement with four members of the Company’s Board of Directors: Mr. Stachowiak, Mr. Ruffle, Mr. Ozyurek, and Dr. Larson to issue an aggregate of  $1,000,000 in principal amount of promissory notes (the “Notes”) and warrants (the “Warrants”) to purchase an aggregate of 200,000 shares of Common Stock. Mr. Stachowiak, Mr. Ruffle, Mr. Ozyurek, and Dr. Larson purchased Notes in the amount of  $500,000, $250,000, $200,000, and $50,000, respectively, and received warrants to purchase 100,000, 50,000, 40,000, and 10,000 shares of common stock, respectively. The Company paid off the total outstanding principal amount of notes of $1,000,000 on February 5, 2016. The Warrants had an exercise price of  $2.20 per share (the closing price on the stock exchange on the date prior to the issuance date) and became exercisable on October 22, 2015 and expired on October 22, 2017. On March 29, 2017, Mr. Ruffle exercised his warrants to purchase 50,000 shares of common stock. On March 31, 2017, Mr. Ozyurek and Dr. Larson exercised their warrants to purchase 40,000 and 10,000 shares of common stock, respectively.

PROPOSAL NO. 4
APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE
INCENTIVE COMPENSATION PLAN
Introduction
Our shareholders are being asked to vote on a proposal to approve the amendment and restatement of our Incentive Compensation Plan (the “Plan”) in order to extend the term of the Plan by two years. Our Board adopted the amended and restated Plan on April 24, 2019 subject to shareholder approval at the Meeting.
Purpose of the Amendment and Restatement of the Plan
Extension of the Term of the Plan.   Equity incentive awards play a significant role in the compensation provided to the Company’s executive officers and employees. The Company relies on equity compensation in order to attract and retain key employees, align the interests of the Company’s executive officers with those of our shareholders, and to provide the Company’s executive officers and other employees with the opportunity to accumulate retirement income. Despite the significance equity awards play in our compensation packages, the Company is concerned about the dilutive effect of equity awards on our shareholders; accordingly, the Company is committed to using equity incentive awards prudently and within reasonable limits.
As a result of our measured approach to the use of equity incentive awards, as of April 5, 2019, of the 1,630,000 shares of our common stock authorized for award under the Plan, approximately 264,489 shares remained available for future award under the Plan. Because we believe that the current available Plan reserve provides the Company with a sufficient number of shares to fund the Company’s equity compensation needs over the next two years, we are seeking to extend the expiration date of the Plan by two years, from February 22, 2020 to February 22, 2022. Shareholders are not being asked to approve an increase in the number of shares authorized for issuance under the Plan.
Summary Description of the Amended and Restated Plan
The principal terms and provisions of the Plan are summarized below. The summary, however, is not intended to be a complete description of all the terms of the Plan and is qualified in its entirety by reference to the complete text of the Plan, which is attached hereto as Appendix A. Any shareholder who wishes to obtain a copy of the actual Plan document may do so upon written request to our Corporate Secretary at our principal offices at Two Embarcadero Center, Suite 410, San Francisco, CA 94111.
Incentive Programs.   The Plan consists of four separate equity incentive programs: (i) the discretionary grant program, (ii) the stock issuance program, (iii) the incentive bonus program, and (iv) the automatic grant program for the non-employee members of our Board of Directors. The principal features of each program are described below.
Types of Awards.   The various types of equity incentives which may be issued under the Plan (collectively, the “Awards”) are as follows: (i) stock options and stock appreciation rights under the discretionary grant program, (ii) stock bonuses and stock issuances pursuant to restricted stock awards, restricted stock units, performance shares and other stock-base awards under the stock issuance program, (iii) cash bonus awards, performance unit awards and dividend equivalent rights under the incentive bonus program (iv) and stock options and restricted stock unit awards to our non-employee Board members under the automatic grant program.
Administration.   The compensation committee of our Board of Directors will have the exclusive authority to administer the discretionary grant, incentive bonus and stock issuance programs with respect to Awards made to our executive officers and Board members and will also have the authority to make Awards under those programs to all other eligible individuals. However, our Board of Directors may at any time appoint a secondary committee of one or more Board members to have separate but concurrent authority with the compensation committee to make Awards under those programs to individuals other than executive officers and Board members.

The term “plan administrator,” as used in this summary, will mean our compensation committee and any secondary committee, to the extent each such entity is acting within the scope of its administrative authority under the Plan.
The compensation committee will have limited discretion under the automatic grant program to determine the number of shares subject to each option grant and restricted stock unit award made under that program, if any, up to the maximum number of shares permissible per grant or award, but all option grants and restricted stock unit awards will otherwise be made in strict compliance with the express terms of that program.
Eligibility.   Officers and employees, as well as independent consultants and contractors, in our employ or in the employ of our parent or subsidiary companies (whether now existing or subsequently established) will be eligible to participate in the discretionary grant, incentive bonus and stock issuance programs. The non-employee members of our Board of Directors will also be eligible to participate in those programs as well as the automatic grant program. As of April 5, 2019, approximately 10 persons (including 3 executive officers) were eligible to participate in the discretionary grant, incentive bonus and stock issuance programs, and 7 non-employee Board members were eligible to participate in those programs and the automatic grant program. Because our executives and non-employee directors are eligible to receive awards under the Plan, they may be deemed to have a personal interest in the approval of this Proposal 4.
Securities Subject to Plan.   1,630,000 shares of our common stock have been reserved for issuance over the term of the Plan. The shares of common stock issuable under the Plan may be drawn from shares of our authorized but unissued common stock or from shares of our common stock that the Company acquires, including shares purchased on the open market or in private transactions.
As of April 5, 2019, 613,000 shares in the aggregate were subject to outstanding options under the Plan, 166,069 shares were subject to unvested restricted stock units under the Plan, 310,739 shares had been issued under the Plan, and, after taking into account the impact of the Share Counting Provisions described below, 264,489 shares remained available for future award under the Plan.
Share Counting Provisions.   The number of shares of common stock reserved for award and issuance under the Plan will be reduced: (i) on a one-for-one basis for each share of common stock subject to an Award made under the discretionary grant program or subject to a stock option grant made under the automatic grant program, (ii) on a one-for-one basis for each share of common stock issued pursuant to a Full Value Award made under the stock issuance, incentive bonus and automatic grant programs prior to March 18, 2010 and (iii) by a fixed ratio of 1.59 shares of common stock for each share of common stock issued pursuant to a Full Value Award made under the stock issuance, incentive bonus and automatic grant programs on or after March 18, 2010.
For such purpose, a Full Value Award will be any of the following Awards made under the stock issuance, incentive bonus or automatic grant programs of the Plan that are settled in shares of our common stock: restricted stock awards (unless issued for cash consideration equal to the fair market value of the shares of common stock on the award date), restricted stock units, performance shares, performance units, and any other share-settled awards under the Plan other than (i) stock options and stock appreciation rights issued under the discretionary grant program, (ii) stock options issued under the automatic grant program and (iii) dividend equivalent rights under the incentive bonus program.
Shares of common stock subject to outstanding Awards made under the Plan (including the options transferred from the predecessor plans) will be available for subsequent issuance under the Plan to the extent those awards expire or terminate for any reason prior to the issuance of the shares of common stock subject to those awards. Such shares will be added back to the number of shares of common stock reserved for award and issuance under the Plan as follows:
•
For each share of common stock subject to such an expired, forfeited, cancelled or terminated award made under the discretionary grant program (including the options transferred from the predecessor plans) or subject to an option grant made under the automatic grant program, one share of common stock will become available for subsequent award and issuance under the Plan.

•
For each share of common stock subject to a forfeited or cancelled Full Value Award made under the stock issuance, automatic grant or incentive bonus program prior to March 18, 2010, one share will become available for subsequent award and issuance.

•
For each share of common stock subject to a forfeited or cancelled Full Value Award made under the stock issuance, automatic grant or incentive bonus program on or after March 18, 2010, 1.59 shares will become available for subsequent award and issuance.

•
For each unvested share of common stock issued under the discretionary grant or stock issuance program for cash consideration not less than the fair market value per share of common stock on the award date and subsequently repurchased by us, at a price per share not greater than the original issue price paid per share, pursuant to our repurchase rights under the Plan, one share will become available for subsequent award and issuance under the Plan.

•
There are no net counting provisions in effect under the Plan. Accordingly, the following share counting procedures will apply in determining the number of shares of common stock available from time to time for issuance and award under the Plan:

•
Should the exercise price of an option be paid in shares of our common stock, then the number of shares reserved for issuance under the Plan will be reduced by the gross number of shares for which that option is exercised, and not by the net number of new shares issued under the exercised option.

•
Should shares of common stock otherwise issuable under the Plan be withheld by us in satisfaction of the withholding taxes incurred in connection with the exercise, issuance or vesting of an Award, then the number of shares of common stock available for issuance under the Plan will be reduced on the basis of the full number of shares that were issuable under the Award, and not on the basis of the net number of shares actually issued after any such share withholding.

•
Upon the exercise of any stock appreciation right granted under the Plan, the share reserve will be reduced by the gross number of shares as to which such stock appreciation right is exercised, and not by the net number of shares actually issued upon such exercise.

Award Limitations.   Awards made under the Plan will be subject to the following per-participant limitations:
•
For awards denominated in shares of our common stock at the time of grant (whether payable in common stock, cash or a combination of both), a participant in the Plan may not receive awards for more than 150,000 shares of our common stock in the aggregate. However, for the calendar year in which such person first commences service, the foregoing limitation will be increased to 200,000 shares. Such share limitations will be subject to adjustment from time to time for stock splits, stock dividends and similar transactions affecting the number of outstanding shares of our common stock.

•
For performance-based awards denominated in cash dollars at the time of grant (whether payable in cash, shares of our common stock, or both), a participant in the Plan may not receive awards that exceed in the aggregate more than $1,500,000.00 for each calendar year within the applicable performance measurement period, with such performance period limited to a maximum of 5 years and with pro-ration based on such dollar limit for any fractional year included within such performance period.

ISO Limitation.   The maximum number of shares of common stock which may be issued under the Plan pursuant to options intended to qualify as incentive stock options under the federal tax laws may not exceed 1,630,000 shares in the aggregate, subject to adjustment from time to time for stock splits, stock dividends and similar transactions affecting the number of outstanding shares of our common stock.
Repricing Prohibition.   The plan administrator may not implement any of the following repricing/cash-out programs under the Plan without obtaining shareholder approval: (i) amend the terms of outstanding options or stock appreciation rights to reduce the exercise price of such outstanding options or base price of such stock appreciation rights; (ii) cancel outstanding options or stock appreciation rights in exchange for options or stock appreciation rights with an exercise price or base price, as applicable, that is less than the exercise price or base price of the original options or stock appreciation rights; or (iii) cancel outstanding options or stock appreciation rights with an exercise price or base price, as applicable, above the current stock price in exchange for cash or other securities.

Equity Incentive Programs
Discretionary Grant Program.   Under the discretionary grant program, eligible persons may be granted options to purchase shares of our common stock or stock appreciation rights tied to the value of our common stock. The plan administrator will have complete discretion to determine which eligible individuals are to receive such Awards, the time or times when those Awards are to be made, the number of shares subject to each such Award, the vesting schedule (if any) to be in effect for the Award, the maximum term for which the Award is to remain outstanding and the status of any granted option as either an incentive stock option or a non-statutory option under the federal tax laws.
Each granted option will have an exercise price per share determined by the plan administrator, but the exercise price will not be less than one hundred percent of the fair market value of the option shares on the grant date. No granted option will have a term in excess of seven years. The shares subject to each option will generally vest in one or more installments over a specified period of service measured from the grant date. However, one or more options may be structured so that they will be immediately exercisable for any or all of the option shares. The shares acquired under such immediately exercisable options will be subject to repurchase by us, at the lower of the exercise price paid per share or the fair market value per share, if the optionee ceases service prior to vesting in those shares.
Upon cessation of service, the optionee will have a limited period of time in which to exercise his or her outstanding options to the extent exercisable for vested shares. The plan administrator will have complete discretion to extend the period following the optionee’s cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee’s actual cessation of service.
The Plan will allow the issuance of two types of stock appreciation rights under the discretionary grant program:
•
Tandem stock appreciation rights provide the holders with the right to surrender their options for an appreciation distribution from us in an amount equal to the excess of  (i) the fair market value of the vested shares of our common stock subject to the surrendered option over (ii) the aggregate exercise price payable for those shares.

•
Stand-alone stock appreciation rights allow the holders to exercise those rights as to a specific number of shares of our common stock and receive in exchange an appreciation distribution from us in an amount equal to the excess of  (i) the fair market value of the shares of common stock as to which those rights are exercised over (ii) the aggregate base price in effect for those shares. The base price per share may not be less than the fair market value per share of our common stock on the date the stand-alone stock appreciation right is granted, and the right may not have a term in excess of seven years.

The distribution with respect to any exercised tandem or stand-alone stock appreciation right will be made in shares of our common stock. Stock appreciation rights will remain exercisable for a limited period following the holder’s cessation of service, but only to the extent those rights are exercisable at the time of such cessation of service. The plan administrator will have complete discretion to extend the period following the holder’s cessation of service during which his or her outstanding stock appreciation rights may be exercised and/or to accelerate the exercisability or vesting of those stock appreciation rights in whole or in part. Such discretion may be exercised at any time while the stock appreciation right remains outstanding, whether before or after the holder’s actual cessation of service.

Stock Issuance Program.   Shares may be issued under the stock issuance program subject to performance or service vesting requirements established by the plan administrator. Shares may also be issued as a fully-vested bonus for past services without any cash outlay required of the recipient. Shares of our common stock may also be issued under the program pursuant to restricted stock units which entitle the recipients to receive those shares upon the attainment of designated performance goals or the completion of a prescribed service period or upon the expiration of a designated time period following the vesting of those units, including (without limitation), a deferred distribution date following the termination of the recipient’s service with us. Performance shares may also be issued under the program in accordance with the following parameters:
•
The vesting of the performance shares will be tied to the attainment of corporate performance objectives over a specified performance period, all as established by the plan administrator at the time of the award.

•
At the end of the performance period, the plan administrator will determine the actual level of attainment for each performance objective and the extent to which the performance shares awarded for that period are to vest and become payable based on the attained performance levels.

•
The performance shares which so vest will be paid as soon as practicable following the end of the performance period, unless such payment is to be deferred for the period specified by the plan administrator at the time the performance shares are awarded or the period selected by the participant in accordance with the applicable requirements of Internal Revenue Code Section 409A.

•
Performance shares may be paid in cash or shares of our common stock.

•
Performance shares may also be structured so that the shares are convertible into shares of our common stock, but the rate at which each performance share is to so convert will be based on the attained level of performance for each applicable performance objective.

The plan administrator has complete discretion under the program to determine which eligible individuals are to receive awards under the stock issuance program, the time or times when those awards are to be made, the form of those awards, the number of shares subject to each such award, the vesting schedule to be in effect for the award, the issuance schedule for the shares which vest under the award and the cash consideration (if any) payable per share.
The plan administrator will also have the discretionary authority to structure one or more of those Awards so that the underlying shares of common stock will vest only upon the achievement of certain pre-established corporate performance goals based on one or more of the following criteria: (1) return on total shareholder equity; (2) earnings per share; (3) net income or operating income (before or after taxes); (4) earnings before interest, taxes, depreciation and amortization; (5) earnings before interest, taxes, depreciation, amortization and charges for stock-based compensation, (6) sales or revenue targets; (7) return on assets, capital or investment; (8) cash flow; (9) market share; (10) cost reduction goals; (11) budget comparisons; (12) measures of customer satisfaction; (13) any combination of, or a specified increase in, any of the foregoing; (14) new product development or successful completion of research and development projects; and (15) the formation of joint ventures, research or development collaborations, or the completion of other corporate transactions intended to increase our revenue or profitability or enhance our customer base. In addition, such performance goals may be based upon the attainment of specified levels of our performance under one or more of the measures described above relative to the performance of other entities and may also be based on the performance of any of our business units or divisions or any parent or subsidiary. Performance goals may include a minimum threshold level of performance below which no award will be earned, levels of performance at which specified portions of an award will be earned and a maximum level of performance at which an award will be fully earned. In addition, the performance goals may be subject to adjustment for one or more of the following items: (A) asset impairments or write-downs; (B) litigation or governmental investigation expenses and judgments, verdicts and settlements in connection therewith; (C) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (D) accruals for reorganization and restructuring programs; (E) any extraordinary or nonrecurring items; (F) items of income, gain, loss or expense attributable to the operations of any acquired business and costs and expenses incurred in connection with mergers and acquisitions; (G) items of income, gain, loss or expense attributable to one or more business operations divested by us or the gain or loss realized upon the sale of any such business or the assets thereof, (H) accruals for bonus or incentive compensation costs and expenses associated with cash-based awards made under the Plan or our other bonus or incentive compensation plans, and (I) the impact of foreign currency fluctuations or changes in exchange rates.
Outstanding awards under the stock issuance program will automatically terminate, and no shares of our common stock will actually be issued in satisfaction of those awards, if the performance goals or service requirements established for such awards are not attained. However, the plan administrator will have the discretionary authority to issue shares of our common stock in satisfaction of one or more outstanding awards as to which the designated performance goals or service requirements are not attained. In no event, however, will any vesting requirements tied to the attainment of performance objectives be waived with respect to awards which were intended at the time of issuance to qualify as performance-based compensation under Internal Revenue Code Section 162(m), except in the event of the participant’s death or disability or in connection with a change in control of the company, as described under the heading “General Provisions — Change in Control.”
Incentive Bonus Program.   Cash bonus awards, performance unit awards and dividend equivalent rights may be awarded under the incentive bonus program. Cash bonus awards will vest over an eligible individual’s designated service period or upon the attainment of pre-established performance goals. Performance unit awards will be subject to the following parameters:
•
A performance unit will represent either (i) a unit with a dollar value tied to the level at which pre-established corporate performance objectives based on one or more performance goals are attained or (ii) a participating interest in a special bonus pool tied to the attainment of pre-established corporate performance objectives based on one or more performance goals. The amount of the bonus pool may vary with the level at which the applicable performance objectives are attained, and the value of each performance unit which becomes due and payable upon the attained level of performance will be determined by dividing the amount of the resulting bonus pool (if any) by the total number of performance units issued and outstanding at the completion of the applicable performance period.

•
Performance units may also be structured to include a service-vesting requirement which the participant must satisfy following the completion of the performance period in order to vest in the performance units awarded with respect to that performance period.

•
Performance units which become due and payable following the attainment of the applicable performance objectives and the satisfaction of any applicable service-vesting requirement may be paid in cash or shares of our common stock valued at fair market value on the payment date.

Dividend equivalent rights may be issued as stand-alone awards or in tandem with other awards made under the Plan. Each dividend equivalent right award will represent the right to receive the economic equivalent of each dividend or distribution, whether in cash, securities or other property (other than shares of our common stock) which is made per issued and outstanding share of our common stock during the term the dividend equivalent right remains outstanding. Payment of the amounts attributable to such dividend equivalent rights may be made, in cash or shares of our common stock, either concurrently with the actual dividend or distribution made per issued and outstanding share of our common stock or may be made subject to a specified vesting schedule or a deferred payment date. However, any amounts attributable to dividend equivalent rights relating to an award subject to performance-vesting requirements will not vest or become payable prior to the vesting of that award upon the attainment of the applicable performance goals and will, accordingly, be subject to cancellation and forfeiture to the same extent as the underlying award in the event the performance goals are not attained.
The plan administrator has complete discretion under the program to determine which eligible individuals are to receive such awards under the program, the time or times when those awards are to be made, the form of each such award, the performance objectives for each such award, the amount payable at one or more designated levels of attained performance, any applicable service vesting requirements, the payout schedule for each such award and the method by which the award is to be settled (cash or shares of our common stock).

The plan administrator also has the discretionary authority to structure one or more awards under the incentive bonus program so that those awards will vest only upon the achievement of certain pre-established corporate performance goals based on one or more of the performance goals described above in the summary of the stock issuance program.
The plan administrator has the discretionary authority at any time to accelerate the vesting of any and all awards outstanding under the incentive bonus program. However, no vesting requirements tied to the attainment of performance objectives may be waived with respect to awards which were intended at the time of issuance to qualify as performance-based compensation under Internal Revenue Code Section 162(m), except in the event of the participant’s death or disability or in connection with a change in control as described under the heading “General Provisions — Change in Control.”
Automatic Grant Program.   Under the automatic grant program, non-employee Board members will receive a series of automatic grants of stock options and restricted stock unit awards over their period of Board service. All grants under the automatic grant program will be made in strict compliance with the express provisions of such program, and shareholder approval of this proposal will also constitute pre-approval of each option grant and restricted stock unit award made under the automatic grant program on or after the date of the Annual Meeting and the subsequent exercise of those options and the subsequent issuance of the shares subject to those restricted stock unit awards in accordance with the terms of the program summarized below.
Two types of awards will be made under the program:
Initial Awards.   Each individual who first becomes a non-employee member of the Board will at the time of his or her election to the board, receive an option grant to purchase a specified number of shares of our common stock and a restricted stock unit award covering an additional number of shares of our common stock, provided that such individual has not previously been in our employ or employ of any parent or subsidiary company. The specific number of shares subject to the initial award, if any, will be determined by the compensation committee of our Board of Directors, but will not exceed 10,000 shares for the option component or more than 3,000 shares for the restricted stock unit component.
Annual Award.   On the date of each annual shareholders meeting, each individual who will continue to serve as a non-employee Board member will automatically be granted an option to purchase a specified number of shares of our common stock and a restricted stock unit award covering an additional number of shares of our common stock, provided such individual has served as a non-employee Board member for at least six (6) months. The specific number of shares subject to the initial award, if any, will be determined by the compensation committee of our Board of Directors, but will not exceed 3,000 shares for the option component or more than 1,000 shares for the restricted stock unit component. There will be no limit on the number of such annual awards any one eligible non-employee member of the Board may receive over his or her period of continued service on the Board, and non-employee members of the Board who have previously been in our employ will be eligible to receive one or more such annual awards over their period of service on the Board.
It is currently anticipated that the annual award to the non-employee Board members at the Annual Meeting will be comprise of an option grant for 2,000 shares and a restricted stock unit award for an additional 500 shares.
Each option grant under the program will have an exercise price per share equal to the fair market value per share of our common stock on the grant date and will have a term of seven years, subject to earlier termination following the optionee’s cessation of Board service. The option will be immediately exercisable for all of the option shares; however, we may repurchase, at the lower of the exercise price paid per share or the fair market value per share, any shares purchased under the option which are not vested at the time of the optionee’s cessation of Board service. The shares subject to each initial automatic option grant will vest in four successive equal annual installments upon the optionee’s completion of each year of Board service over the four-year period measured from the grant date. The shares subject to each annual automatic option grant made to a continuing Board member will vest upon the earlier of  (i) that individual’s completion of one year of Board service measured from the grant date or (ii) such individual’s continuation in Board service through the day immediately preceding the date of the next annual shareholders meeting following such grant date. However, the shares will immediately vest in full upon the optionee’s death or disability while a Board member or upon the occurrence of certain changes in ownership or control.
The option grants under the automatic option grant program will be taxable as non-statutory options under the Federal income tax laws.
The initial restricted stock unit award made to a newly elected or appointed non-employee Board member will vest in a series of four (4) successive equal annual installments upon his or her completion of each year of Board service over the four (4)-year period measured from the award date. Each annual restricted stock unit award made to a continuing non-employee Board member will vest upon his or her continuation in Board service through the earlier of  (i) the completion of the one (1)-year period of service measured from the award date or (ii) the individual’s continuation in such service capacity through the day immediately preceding the next annual shareholders meeting following such award date. However, each restricted stock unit award held by a non-employee Board member under the automatic grant program will immediately vest in full upon certain changes in control or ownership or his or her cessation of Board service by reason of death or disability. As the restricted stock units vest in one or more installments, the shares of common stock underlying those vested units will be promptly issued.
The plan administrator may implement a non-employee Board member retainer fee deferral program under the Plan that would allow the non-employee Board members the opportunity to elect, prior to the start of each calendar year, to convert the Board retainer fee to be earned for such year into restricted stock units under the stock issuance program that defer the issuance of the shares of common stock that vest under those restricted stock units until their cessation of Board service or other permissible date or event under Code Section 409A.
New Plan Benefits
No Awards will be made on the basis of the amendment to the Plan that is the subject of this proposal prior to shareholder approval of this proposal at the Annual Meeting. The following continuing non-employee Board members will each receive an automatic option grant for 2,000 shares of our common stock and a restricted stock unit award covering an additional 500 shares upon his or her election to the Board at the Annual Meeting, as described under the heading “Automatic Grant Program”: Mr. Kelly, Dr. Larson, Ms. Lawrence, Mr. Ozyurek, and Mr. Stachowiak. Each such option grant will have an exercise price per share equal to the fair market value per share of our common stock on the grant date.
Name and Position	Number of Units (#)	Dollar Value of Units underlying Restricted Stock Units ($)(1)
All continuing non-employee directors as a group (5 persons)	12,500	6,775

(1)
The dollar amounts are estimated, and reflect the $2.71 closing share price of our Common Shares on April 5, 2019, multiplied by the aggregate of 2,500 Common Shares underlying the restricted stock unit awards expected to be granted to the five continuing non-employee Board members under the terms of the Automatic Grant Program at the Annual Meeting.

General Provisions
Vesting Acceleration.   In the event there should occur a change in control, the following special vesting acceleration provisions will be in effect for all outstanding awards under the discretionary grant, stock issuance and incentive bonus programs:
(i)
Each outstanding award will automatically accelerate in full upon a change in control, if that award is not assumed or otherwise continued in effect by the successor corporation or replaced with an incentive program which preserves the intrinsic value of the award and provides for the subsequent vesting and concurrent payout of that value in accordance with the same vesting schedule in effect for that award.

(ii)
To the extent any outstanding award is subject to performance vesting upon the attainment of one or more specified performance goals, then upon the assumption, continuation or replacement of that award in a change in control transaction, the performance vesting condition will terminate, and such award will thereupon be converted into a service-vesting award that will vest upon the completion of a service period co-terminous with the portion of the performance period (and any subsequent service-vesting component that was part of the original award) remaining at the time of the change in control.

(iii)
The plan administrator will have complete discretion to grant one or more awards which will vest in the event the individual’s service with us or the successor entity terminates within a designated period following a change in control transaction in which those awards are assumed or otherwise continued in effect.

(iv)
The plan administrator will have the discretion to structure one or more awards so that those awards will immediately vest upon a change in control, whether or not they are to be assumed or otherwise continued in effect.

(v)
Unless the plan administrator establishes a different definition for one or more awards, a change in control will be deemed to occur for purposes of the Plan in the event (a) we are acquired by merger or asset sale, (b) there occurs any transaction or series of related transactions pursuant to which any person or group of related persons acquires directly or indirectly beneficial ownership of securities possessing (or convertible into or exercisable for securities possessing) more than fifty percent (50%) of the total combined voting power of our outstanding securities, (c) there occurs a shareholder-approved sale, transfer or other disposition of all or substantially all of the Company’s assets or (d) there is a change in a majority of the membership of the Board over a period of less than thirty-six (36) months that is not approved by the current membership of the Board or their approved successors.

The plan administrator’s authority above extends to any awards intended to qualify as performance-based compensation under Section 162(m), even though the accelerated vesting of those awards may result in their loss of performance-based status under Section 162(m).
Changes in Capitalization.   In the event any change is made to the outstanding shares of our common stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares, spin-off transaction or other change in corporate structure effected without our receipt of consideration or should the value of our outstanding shares of common stock be substantially reduced by reason of a spin-off transaction or extraordinary dividend or distribution, or should there occur any change in control transaction or any other merger, consolidation or other reorganization, equitable adjustments will be made to: (i) the maximum number and/or class of securities issuable under the Plan; (ii) the maximum number and/or class of securities that may be issued pursuant to incentive stock options granted under the Plan, (iii) the maximum number and/or class of securities for which any one person may be granted common stock-denominated awards under the discretionary grant program or the stock issuance and incentive bonus programs of the Plan per calendar year; (iv) the number and/or class of securities and the exercise price per share in effect for outstanding stock option or stock appreciation right under the discretionary grant and automatic grant programs, (v) the number and/or class of securities subject to each outstanding award under the stock issuance and automatic grant programs and the cash consideration (if any) payable per share, (vi) the number and/or class of securities subject to each outstanding award under the incentive bonus program denominated in shares of our common stock, (vii) the number and/or class of securities subject to our outstanding repurchase rights under the Plan and the repurchase price payable per share and (viii) the maximum number and/or class of securities for which grants may subsequently be made under the automatic grant program to new and continuing non-employee board members. Such adjustments will be made in such manner as the plan administrator deems appropriate, and such adjustments will be final, binding and conclusive.
Valuation.   The fair market value per share of our common stock on any relevant date under the Plan will be deemed to be equal to the closing selling price per share on that date on the NYSE AMERICAN. On April 5, 2019, the fair market value per share of our common stock determined on such basis was $2.71.

Shareholder Rights and Transferability.   No optionee will have any shareholder rights with respect to the option shares until such optionee has exercised the option and paid the exercise price for the purchased shares. The holder of a stock appreciation right will not have any shareholder rights with respect to the shares subject to that right unless and until such person exercises the right and becomes the holder of record of any shares of our common stock distributed upon such exercise. Options are not assignable or transferable other than by will or the laws of inheritance following optionee’s death, and during the optionee’s lifetime, the option may only be exercised by the optionee. However, the plan administrator may structure one or more non-statutory options under the Plan so that those options will be transferable during optionee’s lifetime to one or more members of the optionee’s family or to a trust established for the optionee and/or one or more such family members or to the optionee’s former spouse, to the extent such transfer is in connection with the optionee’s estate plan or pursuant to a domestic relations order. Standalone stock appreciation rights will be subject to the same transferability restrictions applicable to non-statutory options.
A participant will have certain shareholder rights with respect to any shares of common stock issued to him or her under the Plan, whether or not his or her interest in those shares is vested. Accordingly, the participant will have the right to vote such shares and to receive any regular cash dividends paid on such shares, but will not have the right to transfer such shares prior to vesting. A participant will not have any shareholder rights with respect to the shares of common stock subject to a restricted stock unit or other share right award until that unit or award vests and the shares of common stock are actually issued thereunder. However, dividend-equivalent units may be paid or credited, either in cash or in actual or phantom shares of common stock, on outstanding restricted stock units or other share-right awards, subject to such terms and conditions as the plan administrator may deem appropriate. In no event, however, will any dividends or dividend-equivalent units relating to awards subject to performance-vesting conditions vest or otherwise become payable prior to the time the underlying award vests and will accordingly be subject to cancellation and forfeiture to the same extent as the underlying award in the event those performance conditions are not attained.
Special Tax Election.   The plan administrator may structure one or more awards so that shares of our common stock may be used as follows to satisfy all or part of the withholding taxes to which such holders of those awards may become subject in connection with the issuance, exercise, vesting or settlement of those awards:
•
We will automatically withhold, from the shares of common stock otherwise issuable upon the issuance, exercise, vesting or settlement of such award, a portion of those shares with an aggregate fair market value equal to the applicable withholding taxes. The shares so withheld shall reduce the number of shares of common stock authorized for issuance under the Plan in accordance with the applicable reduction parameters in effect under the Plan.

•
The holder of the award may be given the right to deliver to us, at the time of the issuance, exercise, vesting or settlement of such award, one or more shares of our common stock previously acquired by such individual with an aggregate fair market value equal to all or a portion of the required withholding taxes. The shares so delivered will neither reduce the number of shares of common stock authorized for issuance under the Plan nor be added to the number of shares authorized for issuance under the Plan.

Amendment and Termination.   Our Board of Directors may amend or modify the Plan at any time, subject to any shareholder approval requirements under applicable law or regulation or pursuant to the listing standards of the stock exchange on which our shares of common stock are at the time primarily traded. However. no amendment that would reduce or limit the scope of the prohibition on repricing programs set forth in the Plan or otherwise eliminated such prohibition shall be effective unless approved by the shareholders.
We are requesting the term of the Plan to be extended so that, if not sooner terminated by our Board of Directors, the Plan will terminate on the earliest of  (i) February 22, 2020, (ii) the date on which all shares available for issuance under the Plan have been issued as fully-vested shares or (iii) the termination of all outstanding Awards in connection with certain changes in control or ownership.

Summary of Federal Income Tax Consequences
The following is a summary of the Federal income taxation treatment applicable to us and the participants who receive awards under the Plan.
Option Grants.   Options granted under the discretionary grant program may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:
Incentive Options.   No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is recognized for regular tax purposes at the time the option is exercised, although taxable income may arise at that time for alternative minimum tax purposes. The optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of certain other dispositions. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying, and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made more than two (2) years after the date the option for the shares involved in such sale or disposition is granted and more than one (1) year after the date the option is exercised for those shares. If the sale or disposition occurs before these two periods are satisfied, then a disqualifying disposition will result.
Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of  (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of  (i) the fair market value of those shares on the exercise date or (if less) the amount realized upon such sale or disposition over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain recognized upon the disposition will be a capital gain.
If the optionee makes a disqualifying disposition of the purchased shares, then we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the amount of ordinary income recognized by the optionee as a result of the disposition. We will not be entitled to any income tax deduction if the optionee makes a qualifying disposition of the shares.
Non-Statutory Options.   No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for our taxable year in which such ordinary income is recognized by the optionee.
Stock Appreciation Rights.   No taxable income is recognized upon receipt of a stock appreciation right. The holder will recognize ordinary income in the year in which the stock appreciation right is exercised, in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price, and the holder will be required to satisfy the tax withholding requirements applicable to such income. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder in connection with the exercise of the stock appreciation right. The deduction will be allowed for our taxable year in which such ordinary income is recognized.
Restricted Stock Awards.   The recipient of unvested shares of common stock issued under the Plan will not recognize any taxable income at the time those shares are issued but will have to report as ordinary income, as and when those shares subsequently vest, an amount equal to the excess of  (i) the fair market value of the shares on the vesting date over (ii) the cash consideration (if any) paid for the shares. The recipient may, however, elect under Section 83(b) of the Code to include as ordinary income in the year the unvested shares are issued an amount equal to the excess of  (i) the fair market value of those shares on the issue date over (ii) the cash consideration (if any) paid for such shares. If the Section 83(b) election is made, the recipient will not recognize any additional income as and when the shares subsequently vest. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the recipient with respect to the restricted stock award. The deduction will in general be allowed for the taxable year in which such ordinary income is recognized by the recipient.
Restricted Stock Units.   No taxable income is recognized upon receipt of restricted stock units. The holder will recognize ordinary income in the year in which the shares subject to the units are actually issued to the holder. The amount of that income will be equal to the fair market value of the shares on the date of issuance, and the holder will be required to satisfy the tax withholding requirements applicable to such income. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder at the time the shares are issued. The deduction will be allowed for the taxable year in which such ordinary income is recognized.
Cash Awards.   The payment of a cash award will result in the recipient’s recognition of ordinary income equal to the dollar amount received. The recipient will be required to satisfy the tax withholding requirements applicable to such income. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder at the time the cash award is paid. The deduction will be allowed for our taxable year in which such ordinary income is recognized.
Performance Units.   No taxable income is recognized upon receipt of performance units. The holder will recognize ordinary income in the year in which the performance units are settled. The amount of that income will be equal to the fair market value of the shares of common stock or cash received in settlement of the performance units, and the holder will be required to satisfy the tax withholding requirements applicable to such income. We will be entitled to an income tax deduction equal to the amount of the ordinary income recognized by the holder of the performance units at the time those units are settled. That deduction will be allowed for the taxable year in which such ordinary income is recognized.
Dividend Equivalent Rights.   No taxable income is recognized upon receipt of a dividend equivalent right award. The holder will recognize ordinary income in the year in which a payment pursuant to such right, whether in cash, securities or other property, is made to the holder. The amount of that income will be equal to the fair market value of the cash, securities or other property received, and the holder will be required to satisfy the tax withholding requirements applicable to such income. We will be entitled to an income tax deduction equal to the amount of the ordinary income recognized by the holder of the dividend equivalent right award at the time the dividend or distribution is paid to such holder. That deduction will be allowed for our taxable year in which such ordinary income is recognized.
Deductibility of Executive Compensation.   Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation paid to certain of their executive officers to the extent such compensation exceeds $1.0 million per covered officer in any year. Prior to the enactment of the TCJA, this limitation applied only to compensation that is not considered to be performance-based under the terms of Code Section 162(m). However, the TJCA eliminated the performance-based compensation exception for awards granted on or after January 1, 2018. The exception may be preserved for awards granted prior to January 1, 2018, to the extent the awards are not materially modified after November 2, 2017. We anticipate, but cannot guarantee, that any compensation deemed paid by us in connection with the exercise of non-statutory options or the disqualifying disposition of incentive stock option shares, in either case granted prior to January 1, 2018, and the vesting of the performance-based restricted stock awards granted in January 2017, will qualify as performance-based compensation for purposes of Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain of our executive officers; provided that the awards are not materially modified after November 2, 2017.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT AND RESTATEMENT OF THE STOCK INCENTIVE PLAN.
PROPERLY EXECUTED PROXIES RETURNED TO THE COMPANY WILL BE VOTED “FOR” THE AMENDMENT AND RESTATEMENT OF THE STOCK INCENTIVE PLAN UNLESS OTHERWISE INSTRUCTED.

PROPOSAL NO. 5

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Company’s consolidated financial statements for the years ended December 31, 2018, 2017 and 2016 have been audited by Moss Adams LLP. The Audit Committee has appointed Moss Adams LLP to be the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2019, subject to shareholder ratification at the Meeting.
Representatives of Moss Adams LLP are expected to be present at the Meeting to respond to appropriate questions and will be given an opportunity to make a statement, if they so desire.
The aggregate fees billed by Moss Adams LLP and their respective affiliates for professional services performed for 2018 and 2017 are as follows:
	Audit Fees(1)	Audit- Related Fees(2)	Tax Fees(3)	All Other Fees(4)	Total Fees
2018	$239,000	$0	$130,000	$0	$369,000
2017	$274,000	$0	$106,000	$0	$380,000

(1)
Audit Fees:   Consists of fees billed for professional services rendered in connection with the audit of our consolidated financial statements and review of interim condensed consolidated financial statements included in our quarterly reports and services normally provided in connection with statutory and regulatory filings or engagements.

(2)
Audit-Related Fees:   Audit-related fees are generally related to accounting advice, review of SEC comment letters, and other compliance issues.

(3)
Tax Fees:   Consists of tax compliance and preparation and other tax services.

(4)
All Other Fees:   Consists of fees for all other services other than those reported above.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm
The Audit Committee pre-approves all audit and permissible non-audit services performed by the Company’s independent registered public accounting firm in order to assure that the provision of such services and related fees do not impair the independent registered public accounting firm’s independence. The independent registered public accounting firm must provide the Audit Committee with an engagement letter outlining the scope of the audit services proposed to be performed during the applicable calendar year and the proposed fees for such audit services. If agreed to by the Audit Committee, the engagement letter will be formally accepted by the Audit Committee as evidenced by the execution of the engagement letter by the Chair of the Audit Committee. The Audit Committee approves, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Company structure or other matters. The Audit Committee may grant pre-approval for those permissible non-audit services that it believes are services that would not impair the independence of the independent registered public accounting firm. The Audit Committee may not grant approval for any services categorized as “Prohibited Non-Audit Services” by the SEC. Certain non-audit services have been pre-approved by the Audit Committee, and all other non-audit services must be separately approved by the Audit Committee.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF PROPOSAL NO. 5.
PROPERLY EXECUTED PROXIES RETURNED TO THE COMPANY WILL BE VOTED “FOR” THE RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2019 UNLESS OTHERWISE INSTRUCTED.

AUDIT COMMITTEE REPORT
The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing of the Company under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended except to the extent the Company specifically incorporates the Report by reference therein.
The Audit Committee of the Board consists of five directors, all of whom are ‘independent’ as defined in the listing standards of the NYSE American. The primary purposes of the Audit Committee are to review the financial reporting and internal controls of the Company, to appoint an independent registered public accounting firm, to review the reports of such auditors, and to review annually the Audit Committee charter. During 2018, the Audit Committee held five meetings. Mr. Ruffle is Chair of the Audit Committee.
The Audit Committee reviewed and held discussions with management and the independent registered public accounting firm regarding the financial statements of the Company for the fiscal year ended December 31, 2018. The topics of these discussions included the quality of the Company’s internal controls, the audit plans, audit scope and identification of audit risks. In addition, the Committee received assurances that the independent registered public accounting firm reviewed and discussed with management the interim financial reports prior to each quarterly earnings announcement.
The Company’s independent registered public accounting firm provided a formal written statement that described all relationships between the auditors and the Company with respect to the auditors’ independence within the meaning of the federal securities laws administered by the Securities and Exchange Commission, and the Audit Committee satisfied itself as to the public accounting firm’s independence.
The Audit Committee discussed with the independent registered public accounting firm all matters required to be discussed by Auditing Standard No. 16 or any successor standard, as amended, “Communications with Audit Committees” and, with and without the presence of management, reviewed and discussed the results of the independent registered public accounting firm’s examination of the Company’s financial statements. Management, being responsible for the Company’s financial statements, represented that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles. The independent registered public accounting firm is responsible for the examination of those statements.
Based on the Audit Committee’s discussions with management and the independent registered public accounting firm, and the Audit Committee’s review as described previously, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as filed with the Securities and Exchange Commission.
Submitted by the Audit Committee of the Board:
John F. Ruffle (Chairman)
Daniel G. Kelly, Jr.
Sandra A.J. Lawrence
Raymond C. Stachowiak
Stanley S. Trotman, Jr.

SHAREHOLDER PROPOSALS
Shareholders who intend to have a proposal considered for inclusion in the Company’s proxy materials for presentation at the 2020 Annual Meeting of Shareholders pursuant to Rule 14a-8 of the Exchange Act must submit the proposal to the Company no later than January 11, 2020. Under the Company’s Amended and Restated Bylaws, in order for a shareholder proposal that is not included in the Company’s proxy materials to be properly brought before the annual meeting of shareholders, notice of the proposal must be received at the Company’s principal executive offices not less than 60 days nor more than 90 days prior to the scheduled date of the annual meeting, or, if less than 70 days’ notice of the date of such meeting has been given to shareholders, then not later than the close of business on the tenth day following the earlier of the first public disclosure of the meeting date and the mailing of the Company’s notice. A shareholder’s notice should provide a list of each proposal and a brief description of the business to be brought before the meeting; the name and address of the shareholder proposing such business; the number of shares held by the shareholder; any material interest of the shareholder in the business; and other requirements set forth in the Company’s Amended and Restated Bylaws.
ANNUAL REPORT
The Company’s 2018 Annual Report, which includes financial statements, but which does not constitute a part of the proxy solicitation material, accompanies this proxy statement.
By Order of the Board
Willie R. Barnes
Corporate Secretary
Dated: April 30, 2019
San Francisco, California

AMERICAN SHARED HOSPITAL SERVICES

INCENTIVE COMPENSATION PLAN

AS AMENDED AND RESTATED EFFECTIVE JUNE 21, 2019
article One
GENERAL PROVISIONS
I. PURPOSE OF THE PLAN
This Incentive Compensation Plan is intended to promote the interests of American Shared Hospital Services, a California corporation, by providing eligible persons in the Corporation’s service with the opportunity to participate in one or more cash or equity incentive compensation programs designed to encourage them to continue their service relationship with the Corporation.
Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.
II. STRUCTURE OF THE PLAN
A. The Plan shall be divided into four separate equity incentive programs:
 —  the Discretionary Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock or stock appreciation rights tied to the value of such Common Stock,
 —  the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock pursuant to restricted stock awards, restricted stock units or other stock-based awards which vest upon the completion of a designated service period or the attainment of pre-established performance milestones, or such shares of Common Stock may be issued through direct purchase or as a bonus for services rendered the Corporation (or any Parent or Subsidiary),
 —  the Incentive Bonus Program under which eligible persons may, at the discretion of the Plan Administrator, be provided with incentive bonus opportunities through performance unit awards and special cash incentive programs tied to the attainment of pre-established performance milestones, and
 —  the Automatic Grant Program under which eligible non-employee Board members will automatically receive grants at designated intervals over their period of continued Board service.
B. The provisions of Articles One and Six shall apply to all incentive compensation programs under the Plan and shall govern the interests of all persons under the Plan.
III. ADMINISTRATION OF THE PLAN
A. The Compensation Committee shall have sole and exclusive authority to administer the Discretionary Grant, Stock Issuance and Incentive Bonus Programs with respect to Section 16 Insiders. Administration of the Discretionary Grant, Stock Issuance and Incentive Bonus Programs with respect to all other persons eligible to participate in those programs may, at the Board’s discretion, be vested in the Compensation Committee or a Secondary Board Committee, or the Board may retain the power to administer those programs with respect to all such persons. However, any Awards made to the members of the Compensation Committee other than pursuant to the Automatic Grant Program must be authorized by a disinterested majority of the Board.
B. Members of the Compensation Committee or any Secondary Board Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Board Committee and reassume all powers and authority previously delegated to such committee.

C. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Grant, Stock Issuance and Incentive Bonus Programs and to make such determinations under, and issue such interpretations of, the provisions of those programs and any outstanding Awards thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Grant, Stock Issuance and Incentive Bonus Programs under its jurisdiction or any Award thereunder.
D. Service as a Plan Administrator by the members of the Compensation Committee or the Secondary Board Committee shall constitute service as Board members, and the members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Compensation Committee or the Secondary Board Committee shall be liable for any act or omission made in good faith with respect to the Plan or any Award made thereunder.
E. Administration of the Automatic Grant Program shall be self-executing in accordance with the terms of that program, and no Plan Administrator shall exercise any discretionary functions with respect to any Award made under that program, except that the Compensation Committee shall have the express authority to establish from time to time the specific number of shares, if any, to be subject to the initial and annual Awards made to the non-employee Board members under such program.
IV. ELIGIBILITY
A. The persons eligible to participate in the Plan are as follows:
(i) Employees,
(ii) non-employee members of the Board or the board of directors of any Parent or Subsidiary, and
(iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).
B. The Plan Administrator shall have full authority to determine, (i) with respect to Awards made under the Discretionary Grant Program, which eligible persons are to receive such Awards, the time or times when those Awards are to be made, the number of shares to be covered by each such Award, the time or times when the Award is to vest and become exercisable, the maximum term for which such Award is to remain outstanding and the status of a granted option as either an Incentive Option or a Non-Statutory Option, (ii) with respect to Awards made under the Stock Issuance Program, which eligible persons are to receive such Awards, the time or times when the Awards are to be made, the number of shares subject to each such Award, the vesting and issuance schedules applicable to the shares which are the subject of such Award and the cash consideration (if any) payable for those shares, and (iii) with respect to Awards under the Incentive Bonus Program, which eligible persons are to receive such Awards, the time or times when the Awards are to be made, the performance objectives for each such Award, the amounts payable at designated levels of attained performance, any applicable service vesting requirements, the payout schedule for each such Award and the form (cash or shares of Common Stock) in which the Award is to be settled.
C. The Plan Administrator shall have the absolute discretion to grant options or stock appreciation rights in accordance with the Discretionary Grant Program, to effect stock issuances and other stock-based awards in accordance with the Stock Issuance Program and to grant incentive bonus awards in accordance with the Incentive Bonus Program.
D. The individuals who shall be eligible to participate in the Automatic Grant Program shall be limited to (i) those individuals who first become non-employee Board members on or after the Plan Effective Date, whether through appointment by the Board or election by the Corporation’s shareholders, and (ii) those individuals who continue to serve as non-employee Board members on or after the Plan Effective Date. A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive an Award under the Automatic Grant Program at the time he or she first becomes a non-employee Board member, but shall be eligible to receive periodic Awards under the Automatic Grant Program while he or she continues to serve as a non-employee Board member.
V. STOCK SUBJECT TO THE PLAN
A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The number of shares of Common Stock reserved for issuance over the term of the Plan shall be limited to one million six hundred thirty thousand (1,630,000) shares. Such share reserve is comprised of  (i) the initial reserve of seven hundred fifty thousand (750,000) shares of Common Stock authorized under the Plan and (ii) an increase of an additional eight hundred eighty thousand (880,000) shares of Common Stock authorized by the Board on March 18, 2010 and approved by the stockholders at the 2010 Annual Meeting.
B. The number of shares of Common Stock reserved for award and issuance under this Plan pursuant to Section V.A of this Article One shall be reduced: (i) on a one-for-one basis for each share of Common Stock subject to an Award made under the Discretionary Grant Program or subject to a stock option grant made under the Automatic Grant Program, (ii) on a one-for-one basis for each share of Common Stock issued pursuant to a Full Value Award made under the Stock Issuance, Incentive Bonus and Automatic Grant Programs prior to March 18, 2010 and (iii) by a fixed ratio of 1.59 shares of Common Stock for each share of Common Stock issued pursuant to a Full Value Award made under the Stock Issuance, Incentive Bonus and Automatic Grant Programs on or after March 18, 2010.
C. The Plan serves as the successor to the Predecessor Plans, and no further stock option grants or stock issuances are to be made under those Predecessor Plans on or after the Plan Effective Date. All options outstanding under the Predecessor Plans on the Plan Effective Date were transferred to this Plan as part of the initial share reserve hereunder and shall continue in full force and effect in accordance with their terms, and no provision of this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of those options with respect to their acquisition of shares of Common Stock thereunder. To the extent any options outstanding under the Predecessor Plans on the Plan Effective Date expire or terminate unexercised, the number of shares of Common Stock subject to those expired or terminated options at the time of expiration or termination shall be available for one or more Awards made under this Plan.
D. The maximum number of shares of Common Stock that may be issued pursuant to Incentive Options granted under Plan shall not exceed one million six hundred thirty thousand (1,630,000) shares.
E. Each person participating in the Plan shall be subject the following limitations:
 —  for Awards denominated in terms of shares of Common Stock (whether payable in Common Stock, cash or a combination of both), the maximum number of shares of Common Stock for which such Awards may be made to such person in any calendar year shall not exceed One Hundred Fifty Thousand (150,000) shares of Common Stock in the aggregate; provided, however, that for the calendar year in which such person first commences Service, the foregoing limitation shall be increased to Two Hundred Thousand (200,000) shares, and
 —  for Awards denominated in terms of cash (whether payable in cash, Common Stock or a combination of both) and subject to one or more performance-vesting conditions, the maximum dollar amount for which such Awards may be made to such person in any calendar year shall not exceed One Million Five Hundred Thousand Dollars ($1,500,000.00) for each calendar year within the applicable performance measurement period, with any such performance period not to exceed five (5) years and with pro-ration based on the foregoing dollar amount in the event of any fractional calendar year included within such performance period.

F. Shares of Common Stock subject to outstanding Awards made under the Plan (including the options transferred from the Predecessor Plans) shall be available for subsequent issuance under the Plan to the extent those Awards expire or terminate for any reason prior to the issuance of the shares of Common Stock subject to those Awards. Such shares shall be added back to the number of shares of Common Stock reserved for award and issuance under the Plan as follows:
(i) for each share of Common Stock subject to such an expired, forfeited, cancelled or terminated Award made under the Discretionary Grant Program (including the options transferred from the Predecessor Plans) or subject to an option grant made under the Automatic Grant Program, one share of Common Stock shall become available for subsequent award and issuance under the Plan,
(ii) for each share of Common Stock subject to a forfeited or cancelled Full Value Award made under the Stock Issuance, Automatic Grant or Incentive Bonus Program prior to March 18, 2010, one share shall become available for subsequent award and issuance,
(iii) for each share of Common Stock subject to a forfeited or cancelled Full Value Award made under the Stock Issuance, Automatic Grant or Incentive Bonus Program on or after March 18, 2010, 1.59 shares shall become available for subsequent award and issuance, and
(iv) for each unvested share of Common Stock issued under the Discretionary Grant or Stock Issuance Program for cash consideration not less than the Fair Market Value per share of Common Stock on the Award date and subsequently repurchased by the Corporation, at a price per share not greater than the original issue price paid per share, pursuant to the Corporation’s repurchase rights under the Plan, one share shall become available for subsequent award and issuance under the Plan.
G. Should the exercise price of an option under the Plan be paid with shares of Common Stock, then the authorized reserve of Common Stock under the Plan shall be reduced by the gross number of shares for which that option is exercised, and not by the net number of shares issued under the exercised stock option. If shares of Common Stock otherwise issuable under the Plan are withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the issuance, exercise or vesting of an Award, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares issued, exercised or vesting under such Award, calculated in each instance prior to any such share withholding.
H. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares, spin-off transaction or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, or should the value of outstanding shares of Company Stock be substantially reduced as a result of a spin-off transaction or an extraordinary dividend or distribution, or should there occur any merger, consolidation or other reorganization (including, without limitation, a Change in Control transaction), then equitable adjustments shall be made by the Plan Administrator to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one person may receive Common Stock-denominated Awards under the Plan per calendar year, (iii) the maximum number and/or class of securities that may be issued pursuant to Incentive Options granted under the Plan, (iv) the maximum number and/or class of securities for which stock option grants and restricted stock unit awards may subsequently be made under the Automatic Grant Program to new and continuing non-employee Board members, (v) the number and/or class of securities and the exercise or base price per share in effect under each outstanding Award under the Discretionary Grant and Automatic Grant Programs, (vi) the number and/or class of securities subject to each outstanding Award under the Stock Issuance and Automatic Grant Programs and the cash consideration (if any) payable per share, (vii) the number and/or class of securities subject to each outstanding Award under the Incentive Bonus Program denominated in shares of Common Stock and (viii) the number and/or class of securities subject to the Corporation’s outstanding repurchase rights under the Plan and the repurchase price payable per share. The adjustments shall be made in such manner as the Plan Administrator deems appropriate, and such adjustments shall be final, binding and conclusive.

I. Outstanding Awards under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.
VI. PROHIBITION ON REPRICING PROGRAMS
Except in connection with a corporate transaction involving the Corporation (including, without limitation, any stock dividend, distribution (whether in the form of cash, shares of Common Stock, other securities, or other property), stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of Common Stock or other securities, or similar transactions), the Corporation may not, without obtaining stockholder approval: (i) amend the terms of outstanding options or stock appreciation rights to reduce the exercise price of such outstanding options or base price of such stock appreciation rights; (ii) cancel outstanding options or stock appreciation rights in exchange for options or stock appreciation rights with an exercise price or base price, as applicable, that is less than the exercise price or base price of the original options or stock appreciation rights; or (iii) cancel outstanding options or stock appreciation rights with an exercise price or base price, as applicable, above the current stock price in exchange for cash or other securities. This Section VI is intended to govern the repricing or exchange of  “underwater” options and stock appreciation rights and shall not be construed to prohibit the adjustments provided for in Article One, Section V.H of this Plan.

article Two

DISCRETIONARY GRANT PROGRAM
I. OPTION TERMS
Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.
A. Exercise Price.
1. The exercise price per share shall be fixed by the Plan Administrator; provided, however, that such exercise price shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the grant date.
2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of the documents evidencing the option, be payable in one or more of the forms specified below:
(i) cash or check made payable to the Corporation,
(ii) shares of Common Stock valued at Fair Market Value on the Exercise Date and held for the requisite period (if any) necessary to avoid any additional charges to the Corporation’s earnings for financial reporting purposes,
(iii) shares of Common Stock otherwise issuable under the option but withheld by the Corporation in satisfaction of the exercise price, with such withheld shares to be valued at Fair Market Value on the exercise date, or
(iv) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide instructions to (a) a brokerage firm (reasonably satisfactory to the Corporation for purposes of administering such procedure in compliance with the Corporation’s pre-clearance/pre-notification policies) to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm on such settlement date in order to complete the sale.
Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.
B. Exercise and Term of Options.   Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of seven (7) years measured from the grant date.
C. Effect of Termination of Service.
1. The following provisions shall govern the exercise of any options granted pursuant to the Discretionary Grant Program that are outstanding at the time of the Optionee’s cessation of Service or death:
(i) Any option outstanding at the time of the Optionee’s cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

(ii) Any option held by the Optionee at the time of the Optionee’s death and exercisable in whole or in part at that time may be subsequently exercised by the personal representative of the Optionee’s estate or by the person or persons to whom the option is transferred pursuant to the Optionee’s will or the laws of inheritance or by the Optionee’s designated beneficiary or beneficiaries of that option.
(iii) Should the Optionee’s Service be terminated for Misconduct or should the Optionee otherwise engage in Misconduct while holding one or more outstanding options granted under this Article Two, then all of those options shall terminate immediately and cease to be outstanding.
(iv) During the applicable post-Service exercise period, the option may not be exercised for more than the number of vested shares for which the option is at the time exercisable. No additional shares shall vest under the option following the Optionee’s cessation of Service, except to the extent (if any) specifically authorized by the Plan Administrator in its sole discretion pursuant to an express written agreement with the Optionee. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any shares for which the option has not been exercised.
2. The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:
(i) extend the period of time for which the option is to remain exercisable following the Optionee’s cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term,
(ii) include an automatic extension provision whereby the specified post-Service exercise period in effect for any option granted under this Article Two shall automatically be extended by an additional period of time equal in duration to any interval within the specified post-Service exercise period during which the exercise of that option or the immediate sale of the shares acquired under such option could not be effected in compliance with applicable federal and state securities laws, but in no event shall such an extension result in the continuation of such option beyond the expiration date of the term of that option, and/or
(iii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee’s cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.
D. Shareholder Rights.   The holder of an option shall have no shareholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.
E. Repurchase Rights.   The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while such shares are unvested, the Corporation shall have the right to repurchase any or all of those unvested shares at a price per share equal to the lower of  (i) the exercise price paid per share or (ii) the Fair Market Value per share of Common Stock at the time of repurchase. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

F. Transferability of Options.   The transferability of options granted under the Plan shall be governed by the following provisions:
(i) Incentive Options.   During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or the laws of inheritance following the Optionee’s death.
(ii) Non-Statutory Options.    Non-Statutory Options shall be subject to the same limitation on transfer as Incentive Options, except that the Plan Administrator may structure one or more Non-Statutory Options so that the option may be assigned in whole or in part during the Optionee’s lifetime to one or more Family Members of the Optionee or to a trust established exclusively for the Optionee and/or one or more such Family Members, to the extent such assignment is in connection with the Optionee’s estate plan or pursuant to a domestic relations order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.
(iii) Beneficiary Designations.    Notwithstanding the foregoing, the Optionee may designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Two (whether Incentive Options or Non-Statutory Options), and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee’s death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee’s death.
II. INCENTIVE OPTIONS
The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Five shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.
A. Eligibility.    Incentive Options may only be granted to Employees.
B. Dollar Limitation.   The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000).
To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, then for purposes of the foregoing limitations on the exercisability of those options as Incentive Options, such options shall be deemed to become first exercisable in that calendar year on the basis of the chronological order in which they were granted, except to the extent otherwise provided under applicable law or regulation.
C. 10% Shareholder.   If any Employee to whom an Incentive Option is granted is a 10% Shareholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.
III. STOCK APPRECIATION RIGHTS
A. Authority.   The Plan Administrator shall have full power and authority, exercisable in its sole discretion, to grant stock appreciation rights in accordance with this Section III to selected Optionees or other individuals eligible to receive option grants under the Discretionary Grant Program.

B. Types.   Two types of stock appreciation rights shall be authorized for issuance under this Section III: (i) tandem stock appreciation rights (“Tandem Rights”) and (ii) stand-alone stock appreciation rights (“Stand-alone Rights”).
C. Tandem Rights.   The following terms and conditions shall govern the grant and exercise of Tandem Rights.
1. One or more Optionees may be granted a Tandem Right, exercisable upon such terms and conditions as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock or the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of  (i) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate exercise price payable for such vested shares.
2. No such option surrender shall be effective unless it is approved by the Plan Administrator, either at the time of the actual option surrender or at any earlier time. If the surrender is so approved, then the distribution to which the Optionee shall accordingly become entitled under this Section III shall be made in shares of Common Stock valued at Fair Market Value on the option surrender date.
3. If the surrender of an option is not approved by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of  (i) five (5) business days after the receipt of the rejection notice or (ii) the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised more than seven (7) years after the date of the option grant.
D. Stand-Alone Rights.   The following terms and conditions shall govern the grant and exercise of Stand-alone Rights:
1. One or more individuals eligible to participate in the Discretionary Grant Program may be granted a Stand-alone Right not tied to any underlying option under this Discretionary Grant Program. The Stand-alone Right shall relate to a specified number of shares of Common Stock and shall be exercisable upon such terms and conditions as the Plan Administrator may establish. In no event, however, may the Stand-alone Right have a maximum term in excess of seven (7) years measured from the grant date. Upon exercise of the Stand-alone Right, the holder shall be entitled to receive a distribution from the Corporation in an amount equal to the excess of (i) the aggregate Fair Market Value (on the exercise date) of the shares of Common Stock underlying the exercised right over (ii) the aggregate base price in effect for those shares.
2. The number of shares of Common Stock underlying each Stand-alone Right and the base price in effect for those shares shall be determined by the Plan Administrator in its sole discretion at the time the Stand-alone Right is granted. In no event, however, may the base price per share be less than the Fair Market Value per underlying share of Common Stock on the grant date. In the event outstanding Stand-alone Rights are to be assumed in connection with a Change in Control transaction or otherwise continued in effect, the shares of Common Stock underlying each such Stand-alone Right shall be adjusted immediately after such Change in Control so as to apply to the number and class of securities into which those shares of Common Stock would have been converted in consummation of such Change in Control had those shares actually been outstanding at that time. Appropriate adjustments to reflect such Change in Control shall also be made to the base price per share in effect under each outstanding Stand-alone Right, provided the aggregate base price shall remain the same. To the extent the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption or continuation of the outstanding Stand-alone Rights under the Discretionary Grant Program, substitute, for the securities underlying those assumed rights, one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in the Change in Control transaction.

3. Stand-alone Rights shall be subject to the same transferability restrictions applicable to Non-Statutory Options and may not be transferred during the holder’s lifetime, except if such assignment is in connection with the holder’s estate plan and is to one or more Family Members of the holder or to a trust established for the holder and/or one or more such Family Members or pursuant to a domestic relations order covering the Stand-alone Right as marital property. In addition, one or more beneficiaries may be designated for an outstanding Stand-alone Right in accordance with substantially the same terms and provisions as set forth in Section I.F of this Article Two.
4. The distribution with respect to an exercised Stand-alone Right shall be made in shares of Common Stock valued at Fair Market Value on the exercise date.
5. The holder of a Stand-alone Right shall have no shareholder rights with respect to the shares subject to the Stand-alone Right unless and until such person shall have exercised the Stand-alone Right and become a holder of record of the shares of Common Stock issued upon the exercise of such Stand-alone Right.
E. Post-Service Exercise.   The provisions governing the exercise of Tandem and Stand-alone Rights following the cessation of the recipient’s Service shall be substantially the same as those set forth in Section I.C of this Article Two for the options granted under the Discretionary Grant Program, and the Plan Administrator’s discretionary authority under Section I.C.2 of this Article Two shall also extend to any outstanding Tandem or Stand-alone Appreciation Rights.
F. Gross Counting.   Upon the exercise of any Tandem or Stand-alone Right under this Section III, the share reserve under Section V of Article One shall be reduced by the gross number of shares as to which such right is exercised, and not by the net number of shares actually issued by the Corporation upon such exercise.
IV. CHANGE IN CONTROL
A. In the event of a Change in Control, each outstanding Award under the Discretionary Grant Program shall automatically accelerate so that each such Award shall, immediately prior to the effective date of that Change in Control, become exercisable as to all the shares of Common Stock at the time subject to such Award and may be exercised as to any or all of those shares as fully vested shares of Common Stock. However, an outstanding Award under the Discretionary Grant Program shall not become exercisable on such an accelerated basis if and to the extent: (i) such Award is to be assumed by the successor corporation (or parent thereof) or is otherwise to continue in full force and effect pursuant to the terms of the Change in Control transaction or (ii) such Award is to be replaced with a cash retention program of the successor corporation which preserves the spread existing at the time of the Change in Control on any shares as to which the Award is not otherwise at that time vested and exercisable and provides for the subsequent vesting and concurrent payout of that spread in accordance with the same exercise/vesting schedule in effect for that Award, but only if such replacement cash program would not result in the treatment of the Award as an item of deferred compensation subject to Code Section 409A or (iii) the acceleration of such Award is subject to other limitations imposed by the Plan Administrator. Notwithstanding the foregoing, any Award outstanding under the Discretionary Grant Program on the date of such Change in Control shall be subject to cancellation and termination, without cash payment or other consideration due the Award holder, if the Fair Market Value per share of Common Stock on the date of such Change in Control (or any earlier date specified in the definitive agreement for the Change in Control transaction) is less than the per share exercise or base price in effect for such Award.
B. All outstanding repurchase rights under the Discretionary Grant Program shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of a Change in Control, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) or are otherwise to continue in full force and effect pursuant to the terms of the Change in Control transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator.

C. Immediately following the consummation of the Change in Control, all outstanding Awards under the Discretionary Grant Program shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction.
D. Each Award under the Discretionary Grant Program which is assumed in connection with a Change in Control or otherwise continued in effect shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the Award been exercised immediately prior to such Change in Control. Appropriate adjustments to reflect such Change in Control shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same. To the extent the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption or continuation of the outstanding options under the Discretionary Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control transaction.
E. The Plan Administrator shall have the discretionary authority to structure one or more outstanding Awards rights under the Discretionary Grant Program so that those Awards shall, immediately prior to the effective date of a Change in Control, become exercisable as to all the shares of Common Stock at the time subject to those Awards and may be exercised as to any or all of those shares as fully vested shares of Common Stock, whether or not those Awards are to be assumed in the Change in Control transaction or otherwise continued in effect. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation’s repurchase rights under the Discretionary Grant Program so that those rights shall immediately terminate upon the consummation of the Change in Control transaction, and the shares subject to those terminated rights shall thereupon vest in full.
F. The Plan Administrator shall have full power and authority to structure one or more outstanding Awards under the Discretionary Grant Program so that those Awards shall become exercisable as to all the shares of Common Stock at the time subject to those Awards in the event the Optionee’s Service is subsequently terminated by reason of an Involuntary Termination within a designated period following the effective date of any Change in Control transaction in which those Awards do not otherwise fully accelerate. In addition, the Plan Administrator may structure one or more of the Corporation’s repurchase rights so that those rights shall immediately terminate with respect to any shares held by the Optionee at the time of such Involuntary Termination, and the shares subject to those terminated repurchase rights shall accordingly vest in full at that time.
G. The portion of any Incentive Option accelerated in connection with a Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-statutory Option under the Federal tax laws.

article Three

STOCK ISSUANCE PROGRAM
I. STOCK ISSUANCE TERMS
Shares of Common Stock may be issued under the Stock Issuance Program, either as vested or unvested shares, through direct and immediate issuances. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to restricted stock units or performance shares which entitle the recipients to receive the shares underlying those Awards upon the attainment of designated performance goals or the satisfaction of specified Service requirements or upon the expiration of a designated time period following the vesting of those awards or units.
A. Issue Price.
1. The issue price per share shall be fixed by the Plan Administrator, but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the issuance date.
2. Shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:
(i) cash or check made payable to the Corporation,
(ii) past services rendered to the Corporation (or any Parent or Subsidiary); or
(iii) any other valid consideration under the California Corporation Code.
B. Vesting Provisions.
1. Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant’s period of Service or upon the attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to restricted stock units or performance shares which entitle the recipients to receive the shares underlying those Awards upon the attainment of designated performance goals or the satisfaction of specified Service requirements or upon the expiration of a designated time period following the vesting of those Awards, including (without limitation) a deferred distribution date following the termination of the Participant’s Service.
2. The Plan Administrator shall also have the discretionary authority, consistent with Code Section 162(m), to structure one or more Awards under the Stock Issuance Program so that the shares of Common Stock subject to those Awards shall vest (or vest and become issuable) upon the achievement of certain pre-established corporate performance objectives based on one or more Performance Goals and measured over the performance period (not to exceed five (5) years) specified by the Plan Administrator at the time of the Award.
3. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant’s unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares, spin-off transaction, extraordinary dividend or distribution or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant’s unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

4. The Participant shall have full shareholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant’s interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any dividends paid on such shares, subject to any applicable vesting requirements, including (without limitation) the requirement that any dividends paid on shares subject to performance-vesting conditions shall be held in escrow by the Corporation and shall not vest or actually be paid to the Award holder prior to the time those shares vest. The Participant shall not have any shareholder rights with respect to the shares of Common Stock subject to a restricted stock unit or share right award until that award vests and the shares of Common Stock are actually issued thereunder. However, dividend-equivalent units may be paid or credited, either in cash or in actual or phantom shares of Common Stock, on outstanding Awards of performance share or restricted stock units, subject to such terms and conditions as the Plan Administrator may deem appropriate. In no event, however, shall dividends or dividend-equivalent units relating to Awards subject to performance-vesting conditions vest or otherwise become payable prior to the time the underlying Award (or portion thereof to which such dividends or dividend-equivalents units relate) vests upon the attainment of the applicable performance goals and shall accordingly be subject to cancellation and forfeiture to the same extent as the underlying Award in the event those performance conditions are not attained.
5. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further shareholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent, the Corporation shall repay to the Participant the lower of  (i) the cash consideration paid for the surrendered shares or (ii) the Fair Market Value of those shares at the time of cancellation.
6. The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock which would otherwise occur upon the cessation of the Participant’s Service or the non-attainment of the performance objectives applicable to those shares. Any such waiver shall result in the immediate vesting of the Participant’s interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant’s cessation of Service or the attainment or non-attainment of the applicable performance objectives. However, no vesting requirements tied to the attainment of Performance Goals may be waived with respect to Awards which were intended at the time of grant to qualify as performance-based compensation under Code Section 162(m), except in the event of the Participant’s cessation of Service by reason of death or Permanent Disability or as otherwise provided in Section II of this Article Three.
7. Outstanding Awards of restricted stock units or performance shares under the Stock Issuance Program shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those Awards, if the performance goals or Service requirements established for such Awards are not attained or satisfied. The Plan Administrator, however, shall have the discretionary authority to issue vested shares of Common Stock under one or more outstanding Awards of restricted stock units or performance shares as to which the designated performance goals or Service requirements have not been attained or satisfied. However, no vesting requirements tied to the attainment of Performance Goals may be waived with respect to Awards which were intended, at the time those Awards were made, to qualify as performance-based compensation under Code Section 162(m), except in the event of the Participant’s cessation of Service by reason of death or Permanent Disability or as otherwise provided in Section II of this Article Three.

8. The following additional requirements shall be in effect for any performance shares awarded under this Article Three:
(i) At the end of the performance period, the Plan Administrator shall determine the actual level of attainment for each performance objective and the extent to which the performance shares awarded for that period are to vest and become payable based on the attained performance levels.
(ii) The performance shares which so vest shall be paid as soon as practicable following the end of the performance period, unless such payment is to be deferred for the period specified by the Plan Administrator at the time the performance shares are awarded or the period selected by the Participant in accordance with the applicable requirements of Code Section 409A.
(iii) Performance shares may be paid in (i) cash, (ii) shares of Common Stock or (iii) any combination of cash and shares of Common Stock, as set forth in the applicable Award Agreement.
(iv) Performance shares may also be structured so that the shares are convertible into shares of Common Stock, but the rate at which each performance share is to so convert shall be based on the attained level of performance for each applicable performance objective.
II. CHANGE IN CONTROL
A. Each Award outstanding under the Stock Issuance Program on the effective date of an actual Change in Control transaction may be (i) assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction or (ii) replaced with a cash incentive program of the successor corporation which preserves the Fair Market Value of the underlying shares of Common Stock at the time of the Change in Control and provides for the subsequent vesting and payment of that value in accordance with the same vesting schedule in effect for those shares at the time of such Change in Control. If any such Award is subject to a performance-vesting condition tied to the attainment of one or more specified performance goals, then upon the assumption, continuation or replacement of that Award, the performance vesting condition shall automatically be cancelled, and such Award shall thereupon be converted into a Service-vesting Award that will vest upon the completion of a Service period co-terminous with the portion of the performance period (and any subsequent Service vesting component that was originally part of that Award) remaining at the time of the Change in Control. However, to the extent any Award outstanding under the Stock Issuance Program on the effective date of such Change in Control Transaction is not to be so assumed, continued or replaced, that Award shall vest in full immediately prior to the effective date of the actual Change in Control transaction and the shares of Common Stock underlying the portion of the Award that vests on such accelerated basis shall be issued in accordance with the applicable Award Agreement, unless such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.
B. All of the Corporation’s outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control, except to the extent (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) or are otherwise to continue in full force and effect pursuant to the terms of the Change in Control transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.
C. Each outstanding Award under the Stock Issuance Program which is assumed in connection with a Change in Control or otherwise continued in effect shall be adjusted immediately after the consummation of that Change in Control so as to apply to the number and class of securities into which the shares of Common Stock subject to that Award immediately prior to the Change in Control would have been converted in consummation of such Change in Control had those shares actually been outstanding at that time, and appropriate adjustments shall also be made to the cash consideration (if any) payable per share thereunder, provided the aggregate amount of such cash consideration shall remain the same. To the extent the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption or continuation of the outstanding Awards, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control transaction.
D. The Plan Administrator shall have the discretionary authority to structure one or more unvested Awards under the Stock Issuance Program so that the shares of Common Stock subject to those Awards shall automatically vest (or vest and become issuable) in whole or in part immediately upon the occurrence of a Change in Control or upon the subsequent termination of the Participant’s Service by reason of an Involuntary Termination within a designated period following the effective date of that Change in Control transaction. The Plan Administrator’s authority under this Section II.D shall also extend to any Awards under the Stock Issuance Program which are intended to qualify as performance-based compensation under Code Section 162(m), even though the actual vesting of those Awards pursuant to this Section II.D may result in their loss of performance-based status under Code Section 162(m).

article Four

INCENTIVE BONUS PROGRAM
I. INCENTIVE BONUS TERMS
The Plan Administrator shall have full power and authority to implement one or more of the following incentive bonus programs under the Plan:
(i) cash bonus awards (“Cash Awards”),
(ii) performance unit awards (“Performance Unit Awards”), and
(iii) dividend equivalent rights (“DER Awards”).
A. Cash Awards.   The Plan Administrator shall have the discretionary authority under the Plan to make Cash Awards which are to vest in one or more installments over the Participant’s continued Service with the Corporation or upon the attainment of specified performance objectives. Each such Cash Award shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided however, that each such document shall comply with the terms specified below.
1. The elements of the vesting schedule applicable to each Cash Award shall be determined by the Plan Administrator and incorporated into the Incentive Bonus Award Agreement.
2. The Plan Administrator shall also have the discretionary authority, consistent with Code Section 162(m), to structure one or more Cash Awards so that those Awards shall vest upon the achievement of pre-established corporate performance objectives based upon one or more Performance Goals measured over the performance period (not to exceed five (5) years) specified by the Plan Administrator at the time of the Award.
3. Outstanding Cash Awards shall automatically terminate, and no cash payment or other consideration shall be due the holders of those Awards, if the performance objectives or Service requirements established for those Awards are not attained or satisfied. The Plan Administrator may in its discretion waive the cancellation and termination of one or more unvested Cash Awards which would otherwise occur upon the cessation of the Participant’s Service or the non-attainment of the performance objectives applicable to those Awards. Any such waiver shall result in the immediate vesting of the Participant’s interest in the Cash Award as to which the waiver applies. Such wavier may be effected at any time, whether before or after the Participant’s cessation of Service or the attainment or non-attainment of the applicable performance objectives. However, no vesting requirements tied to the attainment of Performance Goals may be waived with respect to Awards which were intended, at the time those Awards were made, to qualify as performance-based compensation under Code Section 162(m), except in the event of the Participant’s cessation of Service by reason of death or Permanent Disability or as otherwise provided in Section II of this Article Four.
4. Cash Awards which become due and payable following the attainment of the applicable performance objectives or satisfaction of the applicable Service requirement (or the waiver of such goals or Service requirement) may be paid in (i) cash, (ii) shares of Common Stock valued at Fair Market Value on the payment date or (iii) a combination of cash and shares of Common Stock as set forth in the applicable Award Agreement.
B. Performance Unit Awards.   The Plan Administrator shall have the discretionary authority to make Performance Unit Awards in accordance with the terms of this Article Four. Each such Performance Unit Award shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided however, that each such document shall comply with the terms specified below.
1. A Performance Unit shall represent either (i) a unit with a dollar value tied to the level at which pre-established corporate performance objectives based on one or more Performance Goals are attained or (ii) a participating interest in a special bonus pool tied to the attainment of pre-established corporate performance objectives based on one or more Performance Goals. The amount of the bonus pool may vary with the level at which the applicable performance objectives are attained, and the value of each Performance Unit which becomes due and payable upon the attained level of performance shall be determined by dividing the amount of the resulting bonus pool (if any) by the total number of Performance Units issued and outstanding at the completion of the applicable performance period.
2. Performance Units may also be structured to include a Service requirement which the Participant must satisfy following the completion of the performance period in order to vest in the Performance Units awarded with respect to that performance period.
3. Performance Units which become due and payable following the attainment of the applicable performance objectives and the satisfaction of any applicable Service requirement may be paid in (i) cash, (ii) shares of Common Stock valued at Fair Market Value on the payment date or (iii) a combination of cash and shares of Common Stock, as set forth in the applicable Award Agreement.
C. DER Awards.   The Plan Administrator shall have the discretionary authority to make DER Awards in accordance with the terms of this Article Four. Each such DER Award shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided however, that each such document shall comply with the terms specified below.
1. The DER Awards may be made as stand-alone awards or in tandem with other Awards made under the Plan. The term of each such DER Award shall be established by the Plan Administrator at the time of grant, but no DER Award shall have a term in excess of seven (7) years.
2. Each DER shall represent the right to receive the economic equivalent of each dividend or distribution, whether in cash, securities or other property (other than shares of Common Stock), which is made per issued and outstanding share of Common Stock during the term the DER remains outstanding. A special account on the books of the Corporation shall be maintained for each Participant to whom a DER Award is made, and that account shall be credited per DER with each such dividend or distribution made per issued and outstanding share of Common Stock during the term of that DER remains outstanding.
3. Payment of the amounts credited to such book account may be made to the Participant either concurrently with the actual dividend or distribution made per issued and outstanding share of Common Stock or may be deferred for a period specified by the Plan Administrator at the time the DER Award is made or selected by the Participant in accordance with the requirements of Code Section 409A. In no event, however, shall any DER Award made with respect to an Award subject to performance-vesting conditions under the Stock Issuance or Incentive Bonus Program vest or become payable prior to the vesting of that Award (or the portion thereof to which the DER Award relates) upon the attainment of the applicable performance goals and shall accordingly be subject to cancellation and forfeiture to the same extent as the underlying Award in the event those performance conditions are not attained.
4. Payment may be paid in (i) cash, (ii) shares of Common Stock or (iii) a combination of cash and shares of Common Stock, as set forth in the applicable Award Agreement. If payment is to be made in the form of Common Stock, the number of shares of Common Stock into which the cash dividend or distribution amounts are to be converted for purposes of the Participant’s book account may be based on the Fair Market Value per share of Common Stock on the date of conversion, a prior date or an average of the Fair Market Value per share of Common Stock over a designated period, as set forth in the applicable Award Agreement.
5. The Plan Administrator shall also have the discretionary authority, consistent with Code Section 162(m), to structure one or more DER Awards so that those Awards shall vest only after the achievement of pre-established corporate performance objectives based upon one or more Performance Goals measured over the performance period (not to exceed five (5) years) specified by the Plan Administrator at the time the Award is made.

II. CHANGE IN CONTROL
A. The Plan Administrator shall have the discretionary authority to structure one or more Awards under the Incentive Bonus Program so that those Awards shall automatically vest in whole or in part immediately prior to the effective date of an actual Change in Control transaction or upon the subsequent termination of the Participant’s Service by reason of an Involuntary Termination within a designated period following the effective date of such Change in Control. To the extent any such Award is, at the time of such Change in Control, subject to a performance-vesting condition tied to the attainment of one or more specified performance goals, then that performance vesting condition shall automatically be cancelled on the effective date of such Change in Control, and such Award shall thereupon be converted into a Service-vesting Award that will vest upon the completion of a Service period co-terminous with the portion of the performance period ((and any subsequent Service vesting component that was originally part of that Award) remaining at the time of the Change in Control.
B. The Plan Administrator’s authority under Section II.A above shall also extend to any Award under the Incentive Bonus Program intended to qualify as performance-based compensation under Code Section 162(m), even though the automatic vesting of that Award may result in the loss of performance-based status under Code Section 162(m).

article Five
AUTOMATIC GRANT PROGRAM
I. TERMS
A. Grant Dates.   Grants shall be made pursuant to the Automatic Grant Program in effect under this Article Four as follows:
1. Each individual who is first elected or appointed as a non-employee Board member at any time on or after the date of the 2006 Annual Meeting shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase not more than ten thousand (10,000) shares of Common Stock and restricted stock units covering not more than three thousand (3,000) shares of Common Stock, provided that individual has not previously been in the employ of the Corporation or any Parent or Subsidiary. The actual number of shares for which such initial option grant and restricted stock unit award shall be made, if any, shall (subject to the respective ten thousand (10,000) and three thousand (3,000)-share limits) be determined by the Plan Administrator at the time of each such grant.
2. On the date of each annual shareholders meeting, beginning with the 2006 Annual Meeting, each individual who is to continue to serve as a non-employee Board member, whether or not that individual is standing for re-election to the Board at that particular annual meeting, shall automatically be granted a Non-Statutory Option to purchase not more than three thousand (3,000) shares of common stock and restricted stock units covering up to not more than an additional one thousand (1,000) shares of Common Stock, provided that such individual has served as a non-employee Board member for a period of at least six (6) months. There shall be no limit on the number of such option grants and restricted stock unit awards any one continuing non-employee Board member may receive over his or her period of Board service, and non-employee Board members who have previously been in the employ of the Corporation (or any Parent or Subsidiary) shall be eligible to receive one or more such annual option grants and restricted stock unit awards over their period of continued Board service. The actual number of shares for which such annual option grants and restricted stock unit awards are made to each continuing non-employee Board member, if any, shall (subject to the respective three thousand (3,000) and one thousand (1,000)-share limits) be determined by the Plan Administrator on or before the date of the annual shareholders meeting on which those grants are to be made.
B. Exercise Price.
1. The exercise price per share for each option granted under this Article Four shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.
2. The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.
C. Option Term.   Each option granted under this Article Four shall have a maximum term of seven (7) years measured from the option grant date, subject to earlier termination following the Optionee’s cessation of Service.
D. Exercise and Vesting of Options.   Each option granted under this Article Four shall be immediately exercisable for any or all of the option shares. However, any unvested shares purchased under the option shall be subject to repurchase by the Corporation, at the lower of  (i) the exercise price paid per share or (ii) the Fair Market Value per share of Common Stock at the time of repurchase, upon the Optionee’s cessation of Service prior to vesting in those shares. The shares subject to each initial ten thousand (10,000)-share-or-less grant shall vest, and the Corporation’s repurchase right shall lapse, in four (4) successive equal annual installments upon the Optionee’s completion of each year of service as a non-employee Board member over the four (4)-year period measured from the option grant date. The shares subject to each annual three thousand (3,000)-share-or-less grant made to a non-employee Board member for his or her continued Board service shall vest, and the Corporation’s repurchase right shall lapse, in one installment upon the earlier of  (i) the Optionee’s completion of one (1)-year of service as a non-employee Board member measured from the grant date or (ii) the Optionee’s continuation in such Board service through the day immediately preceding the next annual shareholders meeting following such grant date.
E. Vesting of Restricted Stock Units and Issuance of Shares.   Each restricted stock unit award for up to three thousand (3,000) shares shall vest in a series of four (4) successive equal annual installments upon the individual’s completion of each year of service as a non-employee Board member over the four (4)-year period measured from the date that award is made. Each restricted stock unit award for up to one thousand (1,000) shares shall vest in one installment upon the earlier of  (i) the individual’s completion of one (1)-year of service as a non-employee Board member measured from the date that award is made or (ii) the individual’s continuation in such Board service through the day immediately preceding the next annual shareholders meeting following such grant date. However, each restricted stock unit award held by an individual under the Automatic Grant Program will immediately vest in full upon his or her cessation of Board service by reason of death or Permanent Disability. As the restricted stock units under the Automatic Grant Program vest in one or more installments, the shares of Common Stock underlying those vested units shall be promptly issued.
F. Limited Transferability of Options.   Each option under this Article Four may be assigned in whole or in part during the Optionee’s lifetime to one or more of his or her Family Members or to a trust established exclusively for the Optionee and/or one or more such Family Members, to the extent such assignment is in connection with the Optionee’s estate plan or pursuant to a domestic relations order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. The Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Four, and the options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee’s death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee’s death.
G. Termination of Service.   The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases Service:
(i) The Optionee (or, in the event of Optionee’s death while holding the option, the personal representative of the Optionee’s estate or the person or persons to whom the option is transferred pursuant to the Optionee’s will or the laws of inheritance or the designated beneficiary or beneficiaries of such option) shall have a twelve (12)-month period following the date of such cessation of Service in which to exercise such option.
(ii) During the twelve (12)-month exercise period, the option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the Optionee’s cessation of Service. However, should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for any or all of those shares as fully vested shares of Common Stock.
(iii) In no event shall the option remain exercisable after the expiration of the option term. Upon the expiration of the twelve (12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the

Optionee’s cessation of Service for any reason (other than cessation of Board service by reason of death or Permanent Disability), terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.
II. CHANGE IN CONTROL
A. In the event of any Change in Control while the individual remains in Service, the following provisions shall apply:
(i) Should a Change in Control occur prior to the Optionee’s cessation of Service, then the shares of Common Stock at the time subject to each outstanding option held by such Optionee under this Automatic Grant Program but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all the option shares as fully vested shares of Common Stock and may be exercised for any or all of those vested shares. Immediately following the consummation of the Change in Control, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in effect pursuant to the terms of the Change in Control transaction.
(ii) The shares of Common Stock which are at the time of such Change in Control subject to any outstanding restricted stock units awarded to such individual under the Automatic Grant Program shall, immediately prior to the effective date of the Change in Control, vest in full and be issued to such individual as soon as administratively practicable thereafter, but in no event later than fifteen (15) business days.
B. All outstanding repurchase rights under this Automatic Grant Program shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control or Hostile Take-Over.
C. Each option which is assumed in connection with a Change in Control or otherwise continued in effect shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same. To the extent the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption or continuation of the outstanding options under the Automatic Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control transaction.
III. REMAINING TERMS
The remaining terms of each grant shall be the same as the terms in effect for option grants made under the Discretionary Grant Program, including the prohibition on repricing contained in Section V of Article Two.
IV. ALTERNATIVE AWARDS
A. The Compensation Committee shall have full power and authority to award, in lieu of one or more initial or annual automatic option grants under this Article Four, unvested shares of Common Stock or restricted stock units which in each instance have an aggregate Fair Market Value substantially equal to the grant-date fair value (as determined for financial reporting purposes in accordance with FASB ASC Topic 781 or any successor standard) of the automatic option grant which such award replaces. Any such alternative award shall be made at the same time the automatic option grant or restricted stock unit award which it replaces would have been made, and the vesting provisions (including vesting acceleration) applicable to such award shall be substantially the same as in effect for the automatic option grant or restricted stock unit award so replaced.

B. The Compensation Committee shall also have full power and authority to implement a non-employee Board member retainer fee deferral program under the Plan so as to allow the non-employee Board members the opportunity to elect, prior to the start of each calendar year, to convert the Board retainer fees to be earned for such year into restricted stock units under the Stock Issuance Program that will defer the issuance of the shares of Common Stock that vest under those restricted stock units until a permissible date or event under Code Section 409A. If such program is implemented, the Compensation Committee shall have the authority to establish such rules and procedures as it deems appropriate for the filing of such deferral elections and the designation of the permissible distribution events under Code Section 409A.

article Six
MISCELLANEOUS
I. TAX WITHHOLDING
A. The Corporation’s obligation to deliver shares of Common Stock upon the issuance, exercise or vesting of an Award under the Plan shall be subject to the satisfaction of all applicable income and employment tax withholding requirements.
B. The Plan Administrator may, in its discretion, structure one or more Awards so that shares of Common Stock may be used as follows to satisfy all or part of the Withholding Taxes to which such holders of those Awards may become subject in connection with the issuance, exercise, vesting or settlement of those Awards:
Stock Withholding:   The Corporation may be given the right to withhold, from the shares of Common Stock otherwise issuable upon the issuance, exercise, vesting or settlement of such Award, a portion of those shares with an aggregate Fair Market Value equal to the applicable Withholding Taxes. The shares of Common Stock so withheld shall reduce the number of shares of Common Stock authorized for issuance under the Plan.
Stock Delivery:   The election to deliver to the Corporation, at the time of the issuance, exercise or vesting of the Award, one or more shares of Common Stock previously acquired by such holder (other than in connection with the issuance exercise or vesting of the shares triggering the Withholding Taxes) with an aggregate Fair Market Value at the time of delivery equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the individual. The shares of Common Stock so delivered shall not be added to the shares of Common Stock authorized for issuance under the Plan.
II. SHARE ESCROW/LEGENDS
Unvested shares may, in the Plan Administrator’s discretion, be held in escrow by the Corporation until the Participant’s interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.
III. EFFECTIVE DATE AND TERM OF THE PLAN
A. The Plan became effective on the Plan Effective Date.
B. The Plan serves as the successor to the Predecessor Plans, and no further option grants or stock issuances are to be made under the Predecessor Plans. All options outstanding under the Predecessor Plans at the time of the 2006 Annual Meeting were transferred to this Plan.
C. The Plan was amended and restated on March 18, 2010 to (i) increase the number of shares of Common Stock authorized for issuance under the Plan by an additional eight hundred eighty thousand (880,000) shares, (ii) increase, by the same number, the number of shares of Common Stock that can be issued pursuant to Incentive Options granted under the Plan, (iii) add the Incentive Bonus Program to the Plan and (iv) effect certain other technical changes to the Plan. The Plan was further amended and restated on April 16, 2015, to extend the term of the Plan by two years, from February 22, 2016 to February 22, 2018. The Plan was further amended and restated on June 27, 2017 to (i) extend the term of the Plan by two years, from February 22, 2018 to February 22, 2020 and (ii) effect certain other technical changes to the Plan. The Plan was further amended and restated on June 21, 2019 to extend the term of the Plan by two years, from February 22, 2020 to February 22, 2022.
D. The Plan shall terminate upon the earliest to occur of  (i) February 22, 2022, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully vested shares or (iii) the termination of all outstanding Awards in connection with a Change in Control. Should the Plan terminate on February 22, 2022, then all Awards outstanding at that time shall continue to have force and effect in accordance with the provisions of the documents evidencing those Awards.

IV. AMENDMENT OF THE PLAN
A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to Awards at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, amendments to the Plan will be subject to shareholder approval to the extent required under applicable law or regulation or pursuant to the listing standards of the Stock Exchange on which the Common Stock is at the time primarily traded, and no amendment that would reduce or limit the scope of the prohibition on repricing programs set forth in Section VI of Article One or otherwise eliminated such prohibition shall be effective unless approved by the shareholders.
B. The Compensation Committee of the Board shall have the discretionary authority to adopt and implement from time to time such addenda or subplans to the Plan as it may deem necessary in order to bring the Plan into compliance with applicable laws and regulations of any foreign jurisdictions in which grants or awards are to be made under the Plan and/or to obtain favorable tax treatment in those foreign jurisdictions for the individuals to whom the grants or awards are made.
C. Awards may be made under the Plan that involve shares of Common Stock in excess of the number of shares then available for issuance under the Plan, provided no shares shall actually be issued pursuant to those Awards until the number of shares of Common Stock available for issuance under the Plan is sufficiently increased by shareholder approval of an amendment of the Plan authorizing such increase. If shareholder approval is required and is not obtained within twelve (12) months after the date the first excess Award is made, then all Awards granted on the basis of such excess shares shall terminate and cease to be outstanding.
D. The provisions of the Plan and the outstanding Awards under the Plan shall, in the event of any ambiguity, be construed, applied and interpreted in a manner so as to ensure that all Awards and Award Agreements provided to Optionees or Participants who are subject to U.S. income taxation either qualify for an exemption from the requirements of Section 409A of the Code or comply with those requirements; provided, however, that the Corporation shall not make any representations that any Awards made under the Plan will in fact be exempt from the requirements of Section 409A of the Code or otherwise comply with those requirements, and each Optionee and Participant shall accordingly be solely responsible for any taxes, penalties or other amounts which may become payable with respect to his or her Awards by reason of Section 409A of the Code.
V. USE OF PROCEEDS
Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.
VI. REGULATORY APPROVALS
A. The implementation of the Plan, the grant of any Award and the issuance of shares of Common Stock in connection with the issuance, exercise or vesting of any Award made under the Plan shall be subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Awards made under the Plan and the shares of Common Stock issuable pursuant to those Awards.
B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of applicable securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any Stock Exchange on which Common Stock is then listed for trading.

VII. NO EMPLOYMENT/SERVICE RIGHTS
Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.

APPENDIX
The following definitions shall be in effect under the Plan:
A. Annual Meeting shall mean the annual meeting of the Corporation’s shareholders.
B. Automatic Grant Program shall mean the automatic option grant program in effect under Article Four of the Plan.
C. Award shall mean any of the following awards authorized for issuance or grant under the Plan: stock options, stock appreciation rights, direct stock issuances, restricted stock or restricted stock unit awards, performance shares, performance units, dividend-equivalent rights and cash incentive awards.
D. Board shall mean the Corporation’s Board of Directors.
E. Change in Control shall mean a change in ownership or control of the Corporation effected through any of the following transactions:
(i) the closing of a merger, consolidation or other reorganization approved by the Corporation’s shareholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Corporation’s outstanding voting securities immediately prior to such transaction,
(ii) the closing of a shareholder-approved sale, transfer or other disposition (including in whole or in part through one or more licensing arrangements) of all or substantially all of the Corporation’s assets,
(iii) the closing of any transaction or series of related transactions pursuant to which any person or any group of persons comprising a “group” within the meaning of Rule 13d-5(b)(1) of the 1934 Act (other than the Corporation or a person that, prior to such transaction or series of related transactions, directly or indirectly controls, is controlled by or is under common control with, the Corporation) acquires directly or indirectly beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing (or convertible into or exercisable for securities possessing) more than fifty percent (50%) of the total combined voting power of the Corporation’s securities (as measured in terms of the power to vote with respect to the election of Board members) outstanding immediately after the consummation of such transaction or series of related transactions, whether such transaction involves a direct issuance from the Corporation or the acquisition of outstanding securities held by one or more of the Corporation’s existing shareholders, or
(iv) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination,
F. Code shall mean the Internal Revenue Code of 1986, as amended.
G. Common Stock shall mean the Corporation’s common stock.
H. Compensation Committee shall mean the Compensation Committee of the Board comprised of two (2) or more non-employee Board members.
I. Corporation shall mean American Shared Hospital Services, a California corporation, and any corporate successor to all or substantially all of the assets or voting stock of American Shared Hospital Services which has by appropriate action assumed the Plan.
J. Discretionary Grant Program shall mean the discretionary grant program in effect under Article Two of the Plan pursuant to which stock options and stock appreciation rights may be granted to one or more eligible individuals.

K. Eligible Director shall mean a non-employee Board member eligible to participate in the Automatic Grant Program in accordance with the eligibility provisions of Articles One and Four.
L. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary, whether now existing or subsequently established), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.
M. Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.
N. Fair Market Value per share of Common Stock on any relevant date shall be the closing selling price per share of Common Stock at the close of regular trading hours (i.e., before after-hours trading begins) on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is reported by the National Association of Securities Dealers (if primarily traded on the Nasdaq Global or Global Select Market) or as officially quoted in the composite tape of transactions on any other Stock Exchange on which the Company’s common stock is then primarily traded. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.
O. Family Member means, with respect to a particular Optionee or Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law.
P. Full Value Award means any of the following Awards made under the Stock Issuance, Incentive Bonus or Automatic Grant Programs that are settled in shares of Common Stock: restricted stock awards (unless issued for cash consideration equal to the Fair Market Value of the shares of Common Stock on the award date), restricted stock unit awards, performance shares, performance units, cash incentive awards and any other Awards under the Plan other than (i) stock options and stock appreciation rights issued under the Discretionary Grant Program, (ii) stock options issued under the Automatic Grant Program and (iii) dividend equivalent rights under the Incentive Bonus Program.
Q. Incentive Bonus Program shall mean the incentive bonus program in effect under Article Four of the Plan.
R. Incentive Option shall mean an option which satisfies the requirements of Code Section 422.
S. Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:
(i) such individual’s involuntary dismissal or discharge by the Corporation (or any Parent or Subsidiary) for reasons other than Misconduct, or
(ii) such individual’s voluntary resignation following (A) a change in his or her position with the Corporation (or any Parent or Subsidiary) which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonus under any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual’s place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation (or any Parent or Subsidiary) without the individual’s consent.
T. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not in any way preclude or restrict the right of the Corporation (or any Parent or Subsidiary) to discharge or dismiss any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary) for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan, to constitute grounds for termination for Misconduct.

U. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.
V. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.
W. Optionee shall mean any person to whom an option is granted under the Discretionary Grant or Automatic Grant Program.
X. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
Y. Participant shall mean any person who is issued (i) shares of Common Stock, restricted stock units, performance shares, performance units or other stock-based awards under the Stock Issuance Program or (ii) an incentive bonus award under the Incentive Bonus Program.
Z. Performance Goals shall mean any of the following performance criteria upon which the vesting of one or more Awards under the Plan may be based: (1) return on total shareholder equity; (2) earnings per share of Common Stock; (3) net income or operating income (before or after taxes); (4) earnings before interest, taxes, depreciation and amortization; (5) earnings before interest, taxes, depreciation, amortization and charges for stock-based compensation, (6) sales or revenue targets; (7) return on assets, capital or investment; (8) cash flow; (9) market share; (10) cost reduction goals; (11) budget comparisons; (12) measures of customer satisfaction; (13) any combination of, or a specified increase in, any of the foregoing; (14) new product development or successful completion of research and development projects; and (15) the formation of joint ventures, research or development collaborations, or the completion of other corporate transactions intended to enhance the Corporation’s revenue or profitability or enhance its customer base. In addition, such performance goals may be based upon the attainment of specified levels of the Corporation’s performance under one or more of the measures described above relative to the performance of other entities and may also be based on the performance of any of the Corporation’s business units or divisions or any Parent or Subsidiary. Performance goals may include a minimum threshold level of performance below which no award will be earned, levels of performance at which specified portions of an award will be earned and a maximum level of performance at which an award will be fully earned. Each applicable performance goal may be structured at the time of the Award to provide for appropriate adjustments or exclusions for one or more of the following items: (A) asset impairments or write-downs; (B) litigation or governmental investigation expenses and any judgments, verdicts and settlements in connection therewith; (C) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (D) accruals for reorganization and restructuring programs; (E) any extraordinary or nonrecurring items; (F) items of income, gain, loss or expense attributable to the operations of any business acquired by the Corporation or costs and expenses incurred in connection with mergers and acquisitions; (G) items of income, gain, loss or expense attributable to one or more business operations divested by the Corporation or the gain or loss realized upon the sale of any such business the assets thereof, (H) accruals for bonus or incentive compensation costs and expenses associated with cash-based awards made under the Plan or other bonus or incentive compensation plans of the Corporation, and (I) the impact of foreign currency fluctuations or changes in exchange rates.
AA. Permanent Disability or Permanently Disabled shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more. However, solely for purposes of the Automatic Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.
BB. Plan shall mean the Corporation’s Incentive Compensation Plan (formerly known as the 2006 Stock Incentive Plan), as set forth in this document and as subsequently amended or restated from time to time.
CC. Plan Administrator shall mean the particular entity, whether the Compensation Committee, the Board or the Secondary Board Committee, which is authorized to administer the Discretionary Grant,

Stock Issuance and Incentive Bonus Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.
DD. Plan Effective Date shall mean the date of the 2006 Annual Meeting at which the Plan was approved by the shareholders.
EE. Predecessor Plans shall mean (i) the Corporation’s 2001 Stock Option Plan and (ii) the Corporation’s 1995 Stock Option Plan, as each such Plan is in effect immediately prior to the 2006 Annual Meeting.
FF. Secondary Board Committee shall mean a committee of one or more Board members appointed by the Board to administer the Discretionary Grant, Stock Issuance and Incentive Bonus Programs with respect to eligible persons other than Section 16 Insiders.
GG. Section 16 Insider shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.
HH. Service shall mean the performance of services for the Corporation (or any Parent or Subsidiary, whether now existing or subsequently established) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance. For purposes of the Plan, an Optionee or Participant shall be deemed to cease Service immediately upon the occurrence of the either of the following events: (i) the Optionee or Participant no longer performs services in any of the foregoing capacities for the Corporation or any Parent or Subsidiary or (ii) the entity for which the Optionee or Participant is performing such services ceases to remain a Parent or Subsidiary of the Corporation, even though the Optionee or Participant may subsequently continue to perform services for that entity. Service shall not be deemed to cease during a period of military leave, sick leave or other personal leave approved by the Corporation; provided, however, that should such leave of absence exceed three (3) months, then for purposes of determining the period within which an Incentive Option may be exercised as such under the federal tax laws, the Optionee’s Service shall be deemed to cease on the first day immediately following the expiration of such three (3)-month period, unless Optionee is provided with the right to return to Service following such leave either by statute or by written contract. Except to the extent otherwise required by law or expressly authorized by the Plan Administrator or by the Corporation’s written policy on leaves of absence, no Service credit shall be given for vesting purposes for any period the Optionee or Participant is on a leave of absence.
II. Stock Exchange shall mean the American Stock Exchange, the Nasdaq Global or Global Select Market or the New York Stock Exchange.
JJ. Stock Issuance Agreement shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.
KK. Stock Issuance Program shall mean the stock issuance program in effect under Article Three of the Plan.
LL. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
MM. 10% Shareholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).
NN. Withholding Taxes shall mean the applicable federal and state income and employment withholding taxes to which the holder of an Award under the Plan may become subject in connection with the issuance, exercise, vesting or settlement of that Award.

014475AMERICAN SHARED HOSPITAL SERVICESFor the Annual Meeting of Shareholders to be held on June 21, 2019THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORStHE UnDERSiGnED HEREBY nOMinAtE(S), COnStitUtE(S) AnD APPOint(S) ERnESt A. BAtES, M.D. AnD CRAiG K. tAGAWA,AnD EACH Of tHEM, AttORnEYS, AGEntS, AnD PROXiES Of tHE UnDERSiGnED, WitH fULL POWERS Of SUBStitUtiOn tOEACH, tO AttEnD AnD tO ACt AS PROXY OR PROXiES Of tHE UnDERSiGnED At tHE AnnUAL MEEtinG Of SHAREHOLDERS OfAMERiCAn SHARED HOSPitAL SERViCES tO BE HELD On fRiDAY, JUnE 21, 2019 At 9:00 AM PACifiC DAYLiGHt tiME At HYAttREGEnCY SAn fRAnCiSCO, fiVE EMBARCADERO CEntER, SAn fRAnCiSCO, CA 94111, OR AnY ADJOURnMEntS ORPOStPOnEMEnt tHEREOf, AnD tO VOtE AS SPECifiED HEREin tHE nUMBER Of SHARES tHAt tHE UnDERSiGnED, ifPERSOnALLY PRESEnt, WOULD BE EntitLED tO VOtE.tHE BOARD Of DiRECtORS RECOMMEnDS A VOtE “fOR” tHE ELECtiOn Of tHE SiX PERSOnS nOMinAtED fOR ELECtiOn tOtHE BOARD Of DiRECtORS, “fOR” tHE nOn-BinDinG ADViSORY VOtE On tHE COMPEnSAtiOn Of OUR nAMED EXECUtiVEOffiCERS, “fOR EVERY OnE YEAR” fOR tHE nOn-BinDinG ADViSORY VOtE AS tO tHE fREQUEnCY WitH WHiCH WE HOLDADViSORY VOtES On OUR EXECUtiVE COMPEnSAtiOn, “fOR” tHE AMEnDMEnt AnD REStAtEMEnt Of tHE COMPAnY’SinCEntiVE COMPEnSAtiOn PLAn, AnD “fOR” tHE RAtifiCAtiOn Of tHE APPOintMEnt Of MOSS ADAMS LLP AS tHE COMPAnY’SinDEPEnDEnt REGiStERED PUBLiC ACCOUntinG fiRM fOR fiSCAL YEAR EnDinG DECEMBER 31, 2019. YOU ARE EnCOURAGEDtO SPECifY YOUR CHOiCES BY MARKinG tHE APPROPRiAtE BOXES. tHiS PROXY WHEn PROPERLY EXECUtED WiLL BE VOtEDAS DiRECtED. IF NO DIRECTION IS MADE, IT WILL BE VOTED, “FOR” THE ELECTION OF THE PERSONS NOMINATED ON THEREVERSE SIDE, “FOR” THE NON-BINDING ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, “FOREVERY ONE YEAR” FOR THE NON-BINDING ADVISORY VOTE AS TO THE FREQUENCY WITH WHICH WE HOLD ADVISORY VOTESON OUR EXECUTIVE COMPENSATION, “FOR” THE AMENDMENT AND RESTATEMENT OF THE COMPANY’S INCENTIVECOMPENSATION PLAN, “AND “FOR” THE RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLICACCOUNTING FIRM. tHE BOARD Of DiRECtORS iS nOt AWARE Of AnY OtHER MAttERS tHAt WiLL COME BEfORE tHE AnnUALMEEtinG, OtHER tHAn tHOSE DESCRiBED in tHiS PROXY. HOWEVER, if SUCH MAttERS ARE PRESEntED, tHE nAMEDPROXiES WiLL, in tHE ABSEnCE Of inStRUCtiOnS tO tHE COntRARY, VOtE SUCH PROXiES in ACCORDAnCE WitH tHEJUDGMEnt Of SUCH nAMED PROXiES WitH RESPECt tO AnY SUCH OtHER MAttER PROPERLY COMinG BEfORE tHE MEEtinG.tHiS PROXY MAY BE REVOKED PRiOR tO itS EXERCiSE BY fiLinG WitH tHE SECREtARY Of tHE COMPAnY An inStRUMEnt inWRitinG REVOKinG tHiS PROXY OR A DULY EXECUtED PROXY BEARinG A LAtER DAtE. tHiS PROXY ALSO MAY BE REVOKED BYAttEnDAnCE At tHE MEEtinG AnD ELECtiOn tO VOtE in PERSOn.(Continued and to be signed on 1.1 the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OFAMERICAN SHARED HOSPITAL SERVICESJune 21, 2019IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALSFOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 21, 2019:A COPY Of OUR PROXY StAtEMEnt, AnnUAL REPORt AnD PROXY CARDiS AVAiLABLE At HttP://WWW.ASHS.COM.Please sign, date and mailyour proxy card in theenvelope provided as soonas possible.Signature of Shareholder Date: Signature of Shareholder Date:Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give fulltitle as such. if the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. if signer is a partnership, please sign in partnership name by authorized person.to change the address on your account, please check the box at right andindicate your new address in the address space above. Please note thatchanges to the registered name(s) on the account may not be submitted viathis method.2. ADViSORY VOtE On EXECUtiVE COMPEnSAtiOn. to approve, on anadvisory basis, the compensation of our named executive officers.3. ADViSORY VOtE On tHE fREQUEnCY Of ADViSORY VOtESOn OUR EXECUtiVE COMPEnSAtiOn. to approve, on an advisorybasis, as to the frequency with which we hold advisory voteson our executive compensation.4. AMEnDMEnt AnD REStAtEMEnt Of tHE COMPAnY’S inCEntiVECOMPEnSAtiOn PLAn. to approve the amendment and restatement ofthe Company’s incentive Compensation Plan.5. RAtifiCAtiOn Of tHE APPOintMEnt Of tHE inDEPEnDEntREGiStERED PUBLiC ACCOUntinG fiRM. to ratify the appointmentof Moss Adams LLP as the Company’s independent registered publicaccounting firm for the fiscal year ending December 31, 2019.this proxy when properly executed will be voted in the manner directed herein and in the discretion of theproxy holders and all other matters coming before the meeting. If no direction is made, this proxy will be votedFOR the election of directors recommended herein, FOR Proposal No. 2, FOR “every one year” forProposal No. 3, FOR Proposal No. 4, and FOR Proposal No. 5.the Board of Directors recommends a vote fOR election of the directors nominated herein, fOR the nonbindingadvisory vote on the compensation of our named executive officers, fOR every year for the non-bindingadvisory vote as to the frequency with which we hold advisory votes on our executive compensation, fOR theamendment and restatement of the Company’s incentive Compensation Plan, and fOR the ratification of theappointment of the independent registered public accounting firm.the undersigned hereby ratifies and confirms all that said attorneys and proxies, or any of them, or theirsubstitutes, shall lawfully do or cause to be done by virtue hereof, and hereby revokes any and all proxiesheretofore given by the undersigned to vote at the Meeting. the undersigned acknowledges receipt of the noticeof the Annual Meeting and the Proxy Statement accompanying such notice.PLEASE MARK, DAtE AnD SiGn AS YOUR nAME APPEARS ABOVE AnD REtURn in tHE EnCLOSEDEnVELOPE.PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE xPlease detach along perforated line and mail in the ------------------ e n v e l o p e p r o v i d e d . ----------------20630403030000000100 4 062119MARK “X” HERE if YOU PLAn tO AttEnD tHE MEEtinG.GO GREENe-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxymaterial, statements and other eligible documents online, while reducing costs, clutter andpaper waste. Enroll today via www.amstock.com to enjoy online access.1. ELECtiOn Of DiRECtORS: to elect six persons named below to the Board of FOR AGAINST ABSTAINDirectors to serve until the 2020 Annual Meeting of Shareholders and until theirsuccessors have elected and qualified.O Ernest A. Bates, M.D.O Daniel G. Kelly, Jr.O David A. Larson, M.D., PhDO Sandra A.J. LawrenceO S. Mert OzyurekO Raymond C. StachowiakFOR ALL NOMINEESWITHHOLD AUTHORITYFOR ALL NOMINEESFOR ALL EXCEPT(See instructions below)INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”and fill in the circle next to each nominee you wish to withhold, as shown here:NOMINEES:Every2 yearsEvery3 years ABSTAINEveryyearFOR AGAINST ABSTAINFOR AGAINST ABSTAIN